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As filed with the Securities and Exchange Commission on April 29, 2003

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Registration Nos. 2-66388
811-2990

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

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Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 42	[X]

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and/or

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REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 25	[X]

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KMA Variable Account

(Exact name of Registrant)

Keyport Life Insurance Company

(Name of Depositor)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Address of Depositor's Principal Executive Offices (Zip Code)

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Depositor's Telephone Number, including Area Code: 781-446-1974

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Edward M. Shea, Assistant Vice President & Senior Counsel

Keyport Life Insurance Company

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(Name and Address of Agent for Service)

copy to:

Joan E. Boros, Esq.

Christopher S. Petito, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N.W.

Washington, DC 20007

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It is proposed that this filing will become effective:

( ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X) on May 1, 2003 pursuant to paragraph (b) of Rule 485

( ) 60 days after filing pursuant to paragraph (a) (1) of Rule 485

( ) on [date] pursuant to paragraph (a) (1) of Rule 485

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Title of Securities Being Registered: Units of Interest in the Separate Account under the Contracts

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No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

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Exhibit List on Page ____

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

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PART A

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Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

PART A

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May 1, 2003 Prospectus for

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Keyport Preferred Advisor

Variable Annuity

Annuities are:
not insured by the FDIC or any other federal government agency;
not a deposit or other obligation of, underwritten or guaranteed by, the depository institution;
subject to investment risks, including the possible loss of principal amount invested.

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PROSPECTUS FOR

THE PREFERRED ADVISOR VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

KMA VARIABLE ACCOUNT

AND

KEYPORT LIFE INSURANCE COMPANY

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This prospectus describes the Preferred Advisor variable annuity contract offered by Keyport Life Insurance Company. The contract is designed to help you in your long-term retirement planning. As of May 1, 1998, the Contracts were no longer offered for sale.

Under the Contract, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Contract. For a summary of the Fixed Account and its features, see Appendix A. The Contracts are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments.

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We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Contract currently offers nine investment options, each of which is a Sub-account of KMA Variable Account. Currently, you may choose among the Sub-accounts investing in following Eligible Funds:

STEINROE VARIABLE INVESTMENT TRUST: Liberty Money Market Fund, Variable Series (formerly Stein Roe Money Market Fund, Variable Series); Liberty Federal Securities Fund, Variable Series; Liberty Asset Allocation Fund, Variable Series (formerly Stein Roe Balanced Fund, Variable Series); Stein Roe Growth Stock Fund, Variable Series; and Liberty Small Company Growth Fund, Variable Series (formerly Stein Roe Small Company Growth Fund, Variable Series)

Liberty Variable Investment Trust: Colonial Strategic Income Fund, Variable Series;Liberty Growth & Income Fund, Variable Series (formerly Colonial U.S. Growth & Income Fund, Variable Series); Columbia International Fund, Variable Series (formerly Colonial International Fund for Growth, Variable Series); and Newport Tiger Fund, Variable Series

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We may make other investment options available in the future.

If you purchased a variable annuity contract before May 1, 1992, you may continue to make purchase payments under that contract subject to the terms and conditions of those contracts and Appendix B on Page 36.

The purchase of a Contract involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Contract Value for amounts allocated to the Sub-accounts.

The Variable Account may offer other contracts with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other contracts. The agent selling the Contracts has information concerning the eligibility for and the availability of the other contracts.

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This prospectus contains important information about the Contracts you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at P.O. Box 9133, Wellesley Hills, MA 02481, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 31 of this prospectus.

The date of this prospectus is May 1, 2003.

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The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

DEFINITIONS

Accumulation Unit: A unit of measurement used to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Company ("We", "Us", "Our", "Keyport"): Keyport Life Insurance Company.

Contract Anniversary: Each anniversary of the Issue Date.

Contract Owner ("You"): The person(s) having the privileges of ownership under the Contract.

Contract Value: The sum of the Variable Account Value and the Fixed Account Value under your Contract at any given time.

Contract Year: Each twelve-month period beginning on the Issue Date and each Contract Anniversary thereafter.

Designated Beneficiary: The person designated to receive any death benefits under the Contract

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account into which purchase payments or Contract Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Contract prior to the Income Date.

In Force: The status of the Contract before the Income Date so long as:

(1)	it is not totally surrendered, and

(2)	there has not been a death of the Annuitant or any Contract Owner that will cause the Contract to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Issue Date: The date when the Contract becomes effective.

Non-Qualified Contract: Any Contract that is not issued under a Qualified Plan.

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Office: Our service office, which is P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

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Qualified Contract: Contracts issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code") or a deferred compensation plan for a state and local government or other tax exempt organization under Section 457 of the Code.

Surrender Value: The Contract Value less the deductions made upon a total surrender of the Contract.

Variable Account: KMA Variable Account which is our separate investment account, into which purchase payments under the Contracts may be allocated. The Variable Account is divided into Sub-accounts which invest in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Contract prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our Office.

SUMMARY OF CONTRACT FEATURES

This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, that differ from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Contracts.

The Contract

The Contract is a flexible premium deferred variable annuity contract. It is designed for retirement planning purposes. It allows you to allocate purchase payments to and receive annuity payments from the Variable Account and/or the Fixed Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

The Fixed Account is part of our "general account", which consists of all our assets except the Variable Account and the assets of other separate investment accounts we maintain. If you allocate payments to the Fixed Account, your accumulation value will increase at guaranteed interest rates and annuity payments will be of a fixed amount. (See Appendix A for more information on the Fixed Account.)

If you allocate payments to both the Variable and the Fixed Accounts, then the accumulation value and annuity payments will be variable in part and fixed in part.

Purchase Payments

You may make multiple purchase payments. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $250. (See "Purchase Payments and Applications".)

Investment Choices

You can allocate and reallocate your investment among the Sub-accounts of the Variable Account which in turn invest in the Eligible Funds. Each Eligible Fund holds its assets separately from the assets of the other Eligible Funds. Each has its own investment objectives and policies described in the accompanying prospectuses for the Eligible Funds. Under the Contract, the Variable Account currently invests in the following:

SteinRoe Variable Investment Trust ("SteinRoe Trust")

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Liberty Federal Securities Fund, Variable Series ("LFSF Sub-account")

Liberty Asset Allocation Fund, Variable Series ("LAAF Sub-account")

Stein Roe Growth Stock Fund, Variable Series ("SRGSF Sub-account")

Liberty Money Market Fund, Variable Series ("LMMF Sub-account")

Liberty Small Company Growth Fund, Variable Series ("LSCGF Sub-account")

Liberty Variable Investment Trust ("Liberty Trust")

Columbia International Fund, Variable Series ("CIF Sub-account")*

Colonial Strategic Income Fund, Variable Series ("CSIF Sub-account")

Liberty Growth & Income Fund, Variable Series ("LGIF Sub-account")*

Newport Tiger Fund, Variable Series ("NTF Sub-account")

*On April 7, 2003, Liberty Value Fund, Variable Series, merged with and into Liberty Growth & Income Fund, and Stein Roe Global Utilities Fund, Variable Series, merged with and into Columbia International Fund, with Liberty Growth & Income and Columbia International as the surviving funds.

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Fees and Charges

     Contingent Deferred Sales Charge

There are no sales charges at the time of your purchase payment. We may deduct a charge in the event of a total or partial surrender. That charge is based on a table of charges. See page 6. The charge will not exceed 7% of that portion of the amount you surrender that represents purchase payments you made during the seven years immediately preceding your request for surrender. (See "Deductions for Contingent Deferred Sales Charge".)

     Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge at an annual rate of 1.25% of your average daily net asset values in the Variable Account. (See "Deductions for Mortality and Expense Risk Charge".)

     Sales Charge

We deduct a daily sales charge at an annual rate of .15% of your average daily net asset values in the Variable Account. (See "Deductions for Sales Charge".)

     Contract Maintenance Charge

We deduct an annual $36 contract maintenance charge from Variable Account Value for administrative expenses. (See "Deductions for Contract Maintenance Charge".)

     Premium Taxes

We charge premium taxes against your Contract Value. Currently such premium taxes range from 0% to 3.5%. (See "Deductions for Premium Taxes".)

     Federal Income Taxes

You will not pay federal income taxes on the increases in value of your Contract until you make a withdrawal, such as a lump sum payment or annuity payment or make a gift or assignment. Some withdrawals may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Free Look

Generally, you may revoke the Contract by returning it to us within 10 days after you receive it. For most states, we will refund the lesser of the initial purchase payment or Contract Value as of the date we receive the returned Contract. You will bear the investment risk during the revocation period. You may ask us for the rules that apply to your state. (See "Right to Revoke".)

FEE TABLE

Contract Owner Transaction Expenses

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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.
Sales Load Imposed on Purchases
(as a percentage of purchase payments):	0%

Maximum Contingent Deferred Sales Charge
(as a percentage of purchase payments):	7%*

Maximum Transfer Charge (currently $0):	$25**
*Completed years from Date of Payment	Sales Charge

1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%

Surrender charges are deducted only if you totally or partially surrender the Contract.

**Applicable to each transfer after the first twelve transfers in each Contract Year. We are currently waiving this fee. We reserve the right to impose a transfer fee after we notify you. See "Deductions for Transfers of Variable Account Value."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, no including Fund fees and expenses.
Annual Maintenance Charge	$36

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Variable Account Annual Expenses

(as a percentage of average net assets)

Mortality and Expense Risk Charge:	1.25%
Daily Sales Charge:	.15%
Total Variable Account Annual Expenses:	1.40%

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The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
Total Annual Fund Operating Expenses	Minimum	Maximum
(as a percentage of average daily net assets)

(Expenses that are deducted from Fund assets including management fees, and other expenses)	0.65%	1.27%[1]

The expenses shown do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2004. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. In addition, this Example assumes no transfers were made, no premium taxes were deducted, and that the annual contract maintenance charge for the entire period shown has been waiver. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 975	$1,367	$1,884	$3,792

(2) If you annuitize your contract OR if you do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 275	$ 885	$1,584	$3,792

The examples do not show the effect of premium taxes. Premium taxes (which range from 0% to 3.5%) are deducted from Contract Value upon full surrender, death or annuitization.The examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

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The fee table and examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus and "Trust Management Organizations" in the prospectuses for Liberty Trust and SteinRoe Trust.

CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values*

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Accumulation	Accumulation	Number of
Unit Value	Unit Value	Accumulation
Beginning	End	Units End
Sub-account	of Year**	of Year	of Year	Year

Liberty Money	$15.774	$15.750	1,690,305	2002
Market Fund ("LMMF")	15.437	15.774	1,955,935	2001
	14.762	15.437	2,015,415	2000
	14.284	14.762	2,653,148	1999
	13.780	14.284	2,099,133	1998
	13.288	13.780	2,011,620	1997
	12.833	13.288	1,937,919	1996
	12.322	12.833	1,870,176	1995
	12.036	12.322	2,006,163	1994
	11.884	12.036	1,406,317	1993

Liberty Federal Securities	21.665	23.449	910,218	2002
Fund ("LFSF")	20.526	21.665	966,699	2001
	18.762	20.526	1,204,515	2000
	18.826	18.762	1,664,530	1999
	17.874	18.826	2,099,027	1998
	16.621	17.874	2,466,957	1997
	16.099	16.621	2,760,649	1996
	14.107	16.099	3,176,177	1995
	14.529	14.107	3,002,643	1994
	13.865	14.529	3,692,561	1993

Colonial Strategic Income	14.433	15.448	953,122	2002
Fund ("CSIF")	14.102	14.433	1,161,047	2001
	14.291	14.102	1,575,551	2000
	14.237	14.291	2,404,355	1999
	13.616	14.237	3,020,397	1998
	12.642	13.616	3,802,498	1997
	11.684	12.642	3,036,543	1996
	10.014	11.684	2,910,213	1995
	10.000	10.014	314,502	1994

Liberty Asset Allocation Fund	26.381	22.966	2,805,912	2002
("LAAF")	29.460	26.381	3,392,455	2001
	30.197	29.460	4,546,040	2000
	27.188	30.197	6,115,748	1999
	24.497	27.188	7,821,031	1998
	21.264	24.497	8,702,195	1997
	18.650	21.264	9,759,571	1996
	15.071	18.650	10,314,629	1995
	15.785	15.071	8,164,856	1994
	14.646	15.785	7,302,625	1993

Stein Roe Growth Stock	39.052	26.898	1,472,056	2002
Fund ("SRGSF")	52.532	39.052	1,839,034	2001
	60.541	52.532	2,465,959	2000
	44.829	60.541	2,890,859	1999
	35.538	44.829	3,344,812	1998
	27.242	35.538	3,592,225	1997
	22.780	27.242	3,719,103	1996
	16.770	22.780	3,638,901	1995
	18.158	16.770	3,415,076	1994
	17.541	18.158	3,278,749	1993

Liberty Growth &	27.237	20.965	1,104,793	2002
Income Fund ("LGIF")	27.788	27.237	1,361,532	2001
	27.196	27.788	1,736,093	2000
	24.622	27.196	2,264,494	1999
	20.780	24.622	2,759,395	1998
	15.935	20.780	2,927,067	1997
	13.263	15.935	2,382,491	1996
	10.369	13.263	1,947,382	1995
	10.000	10.369	442,457	1994

Liberty Small Company	30.646	22.882	1,195,825	2002
Growth Fund ("LSCGF")	34.541	30.646	1,422,850	2001
	37.025	34.541	1,863,729	2000
	25.351	37.025	2,326,515	1999
	31.085	25.351	3,260,203	1998
	29.237	31.085	3,987,861	1997
	23.357	29.237	4,567,203	1996
	21.192	23.357	4,164,352	1995
	21.236	21.192	4,371,837	1994
	15.872	21.236	2,769,483	1993

Liberty Value Fund***	24.955	19.556	1,471,295	2002
("LVF")	21.353	24.955	1,803,487	2001
	22.079	25.353	2,372,414	2000
	21.211	22.079	3,124,894	1999
	19.354	21.211	3,788,331	1998
	15.217	19.354	4,494,000	1997
	13.099	15.217	3,940,484	1996
	10.207	13.099	3,443,237	1995
	10.428	10.207	2,866,727	1994
	10.000	10.428	1,221,301	1993

Columbia International	8.948	7.646	519,096	2002
Fund ("CIF")	11.996	8.948	573,217	2001
	14.919	11.996	799,370	2000
	10.761	14.919	942,135	1999
	9.660	10.761	1,145,641	1998
	10.075	9.660	2,226,761	1997
	9.723	10.075	1,243,679	1996
	9.314	9.723	1,052,842	1995
	10.000	9.314	872,971	1994

Newport Tiger Fund	8.718	7.139	509,094	2002
("NTF")	10.846	8.718	627,666	2001
	13.035	10.846	811,630	2000
	7.867	13.035	1,081,701	1999
	8.526	7.867	1,119,721	1998
	12.555	8.526	1,524,488	1997
	11.445	12.555	1,509,794	1996
	10.000	11.445	599,500	1995

Stein Roe Global Utilities Fund ****	16.504	14.108	831,444	2002
("SRGUF")	19.465	16.504	1,070,108	2001
	22.737	19.465	1,649,210	2000
	17.923	22.737	2,229,386	1999
	15.358	17.923	2,640,178	1998
	12.095	15.358	2,934,611	1997
	11.514	12.095	3,519,866	1996
	8.638	11.514	4,018,271	1995
	9.762	8.638	4,028,555	1994
	10.000	9.762	4,153,150	1993

*Accumulation Unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number. See Appendix B (Page 36) for historical values for the contracts described in that appendix.

**Except for the four Liberty Trust Funds, each unit value started at $10.00 as of May 1, 1989, which is the date the Eligible Fund Sub-account first became available for Accumulation Units based on a 1.40% asset-based charge. The unit values for the CIF, CSIF, LGIF and NTF Sub-accounts were valued at $10.00 on May 2, 1994; July 5, 1994, July 5, 1994, and May 1, 1995, respectively.

*** On April 7, 2003, Liberty Value merged with and into Liberty Growth & Income. When the merger of Liberty Value into Liberty Growth & Income occurred, your Contract Value allocated to the Sub-account investing in Liberty Value was restated in terms of the units and unit values for the Sub-account investing in Liberty Growth & Income. The Accumulation Unit Values and Accumulation Units shown in the table for Liberty Value for 1993 through 2002 are based on investment in Liberty Value prior to the merger.

****On April 7, 2003, Stein Roe Global Utilities merged with an into Columbia International. When the merger of Stein Roe Global Utilities into Columbia International occurred, your Contract Value allocated to the Sub-account investing in Stein Roe Global Utilities was restated in terms of the units and unit values for the Sub-account investing in Columbia International. The Accumulation Unit Values and Accumulation Units shown in the table for Stein Roe Global Utilities for 1993 through 2002 are based on investment in Stein Roe Global Utilities prior to the merger.

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The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

PERFORMANCE INFORMATION

We may from time to time advertise certain performance information concerning the Sub-accounts.

Performance information is not intended to indicate either past performance or future performance of an actual Contract.

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We may advertise total return information for the Sub-accounts, other than LMMF Sub-account, for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

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Average annual total return information shows the average annual compounding change percentage applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. Average annual total return reflects historical investment results, less all Sub-account and Contract charges and deductions as required by certain regulatory rules. This calculation also reflects any contingent deferred sales charge that would apply if you surrendered the Contract at the end of the period indicated. We do not deduct any premium taxes from average annual total return. Average annual total return would be less if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Contract surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

We also may present additional total return information computed on a different basis:

o

First, we may present total return information as described above, except for the deduction for the contingent deferred sales charge. This presentation assumes that the investment in the Contract continues beyond the period when the contingent deferred sales charge applies. This is consistent with the long-term investment and retirement objectives of the contract the total return percentage will be higher under this method than the standard method described above.

o

Second, we may present total return information as described above, except there are no deductions for the contingent deferred sales charge, contract maintenance charge and premium taxes. Because there are no charges deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a twelve-month change rate. For longer periods, it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The percentages would be lower if the contingent deferred sales charge and contract maintenance charge were included.

o

Third, certain of the Eligible Funds have been available for other annuity contracts prior to the beginning of the offering of the Contracts described in this prospectus. Any performance information for such periods will be based on historical results of Eligible Funds and applying the fees and charges of the Contract for the specified time periods.

Moreover, the performance information for each SteinRoe Trust Sub-account may reflect the investment experience of the current Eligible Funds and Eligible Funds previously available under the Variable Account. The Funds of the SteinRoe Variable Investment Trust replaced these other mutual funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B on Page 36. Performance information for periods prior to May 1, 1989 will reflect historical asset-based charges that are at a lower level than the current asset-based charges.

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The LMMF Sub-account is a money market Sub-account that may advertise yield and effective yield

information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a fifty-two week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Contract but does not include contingent deferred sales charges and premium taxes. The yield would be lower if these charges were included.

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We calculate the effective yield of the LMMF Sub-account in a similar manner but, when annualizing

such yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

KEYPORT AND THE VARIABLE ACCOUNT

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We were incorporated in Rhode Island in 1957 as a stock life insurance company. Our executive office is at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 and our administrative office is at 112 Worcester Street, Wellesley Hills, Massachusetts 02481. Our home office is at 695 George Washington Highway, Lincoln, Rhode Island 02865.

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We write individual life insurance and individual and group annuity contracts that are "non-participating". That is, we do not pay dividends or benefits based on our financial performance. We are licensed to do business in all states except New York and are also licensed in the District of Columbia and the Virgin Islands. We are rated A+ (Superior) by A.M. Best and Company, independent analysts of the insurance industry. Standard & Poor's ("S&P") rates us AA+ (with negative outlook) for very strong financial security, Moody's rates us Aa2 (with positive outlook) for excellent financial strength and Fitch rates us AA (with positive outlook) for strong financial strength. The Best's A+ rating is the second highest rating level out of 16 rating levels. The S&P AA+ rating is the second highest rating level out of 21 rating levels. The Moody's Aa2 rating is the third highest rating level out of 21 rating levels. The Fitch AA rating is the third highest rating level out of 24 rating levels.These ratings merely reflect the opinion of the rating company as to our relative financial strength and our ability to meet contractual obligations to our policyholders. Even though assets in the Variable Account are held separately from our other assets, our ratings may still be relevant to you since not all of our contractual obligations relate to payments based on those segregated assets.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

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We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada, a multi-line insurance and financial services institution. We are ultimately controlled by Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"), a corporation organized in Canada, that is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London and Manila stock exchanges.

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We established the Variable Account pursuant to the provisions of Rhode Island Law on January 9, 1980. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Contracts are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Issue Date. The minimum initial purchase payment is $5,000. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit, which is currently $250. We may reject any purchase payment or any application.

If your application for a Contract is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error. You may contact our Client Service Department at (800) 367-3653. If you fail to notify us within 60 days, we will not assume responsibility for correcting the error.

We will permit others to act on your behalf in certain instances, including:

o	We will accept an application for a Contract signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

o	We will issue a Contract to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Contract with a copy of an application containing that information. We will send you the Contract and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Contract delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Contract relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest your purchase payments in the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account. The percentage for each Sub-account, if not zero, must be at least 10% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix C. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Eligible Funds are the separate funds listed within the SteinRoe Variable Investment Trust and Liberty Variable Investment Trust. Keyport and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Contracts.

We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Eligible Funds in which the Sub-accounts invest. You bear the investment risk that those Eligible Funds possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Variable Account.

All of the Eligible Funds are funding vehicles for other variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Liberty Trust and SteinRoe Trust prospectuses under the caption "The Trust".

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Columbia Management Advisers, Inc. ("Columbia") is the investment adviser for the Eligible Funds of Liberty Trust and SteinRoe Trust.

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We have briefly described the Eligible Funds and the objectives they seek to achieve below. You should read the current prospectus for the Eligible Funds for more details and complete information. The prospectus is available, at no charge, from a salesperson or by writing to us or by calling (800) 437-4466.

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Eligible Funds of SteinRoe and
Variable Account Sub-accounts	Investment Objective
Liberty Money Market Fund, Variable Series	High current income from short-term
(LMMF Sub-account)	money market instruments while
emphasizing preservation of capital
and maintaining excellent liquidity.

Liberty Federal Securities Fund, Variable Series	Highest possible level of current
(LFSF Sub-account)	income consistent with safety of
principal and maintenance of
liquidity through investment primarily
in mortgage-backed securities.

Liberty Asset Allocation Fund, Variable Series	High total investment return through
(LAAF Sub-account)	investment in a changing mix of securities.

Stein Roe Growth Stock Fund, Variable Series	Long-term growth of capital through
(SRGSF Sub-account)	investment primarily in common stocks.

Liberty Small Company Growth	Capital growth by investing primarily
Fund, Variable Series	in common stocks, convertible
(LSCGF Sub-account)	securities, and other securities
selected for prospective capital growth.

Eligible Funds of Liberty Trust
and Variable Account Sub-accounts	Investment Objective
Colonial Strategic Income Fund, Variable Series	A high level of current income, as is
(CSIF Sub-account)	consistent with the prudent risk, and
maximizing total return, by
diversifying investments primarily in
U.S. and foreign government and high
yield, high risk corporate debt securities.

Liberty Growth & Income	Long-term capital growth and income
Fund Variable Series	by investing primarily in large
(LGIF Sub-account)	capitalization equity securities.

Columbia International Fund	Long-term capital growth, by investing
, Variable Series (CIF Sub-account)	primarily in non-U.S. equity securities.

Newport Tiger Fund, Variable	Long-term capital growth by investing
Series (NTF Sub-account)	primarily in equity securities of
companies located in the ten Tigers
of Asia (Hong Kong, Singapore, South
Korea, Taiwan, Malaysia, Thailand,
Indonesia, India, China and the Philippines).

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There is no assurance that the Eligible Funds will achieve their stated objectives.

Dollar Cost Averaging

Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the SRMMF Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the SRMMF Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose. Currently, there are no limits. If you wish to participate in the program, you must notify us in writing. The One-Year Guarantee Period Fixed Account option of the program is not available under Contracts issued to New Jersey and Washington residents.

A transfer under the program will not be counted as a transfer for purposes of the limitations in "Transfer of Variable Account Value" below. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The program is described in detail in Appendix D on Page 46.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Contract Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

Currently, we are not charging a transfer fee. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. We do not guarantee any maximum transfer fee that we may charge, but the fee will not exceed the cost of effecting a transfer. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer.

We are limiting transfers as follows:

o	we impose a transfer limit of one transfer every 30 days, and

o

we limit each transfer to a maximum of $2,000,000, or such greater amount as we may permit. We treat all transfer requests for a Contract made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Contract you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers, and

o

we treat as a single transfer all transfers made on the same day on behalf of multiple Contracts by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The maximum limitation applies to such transfers. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

If we have executed a transfer with respect to your Contract as part of a multiple transfer request, we will not execute another transfer request for your Contract for 30 days.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which all Contract Owners must indirectly bear.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix C. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account or further investment in the shares of an Eligible Fund is no longer appropriate under the Contract, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:

o	to operate the Variable Account in any form permitted by law;

o	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

o	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

o	to add, combine or remove Sub-accounts in the Variable Account; and

o	to change how we assess charges, so long as we do not increase them above the current total charged to the Variable Account and the Eligible Funds in connection with your Contract.

DEDUCTIONS

Deductions for Contract Maintenance Charge

We charge an annual contract maintenance charge of $36 per Contract Year. This charge reimburses us for our expenses incurred in maintaining your Contract. We may not change the contract maintenance charge of any Contract delivered in Pennsylvania, South Carolina, or Texas to be greater than $100 per year. There is no such limit under Contracts delivered in other jurisdictions.

Before the Income Date, we will deduct the contract maintenance charge from the Variable Account Value on each Contract Anniversary and on the date of any total surrender not falling on the Contract Anniversary.

On the Income Date, we will subtract from Variable Account Value a pro-rata portion of the contract maintenance charge due on the next Contract Anniversary. This pro-rata charge covers the period from the prior Contract Anniversary to the Income Date.

Before and after the Income Date, we deduct the contract maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, or after surrender benefits are applied under a settlement option, the contract maintenance charge is guaranteed not to increase. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee that certain total surrenders after your death or the death of the Annuitant will not mean that payments are reduced by a contingent deferred sales charge or will not result in payments that are lower than the amount of purchase payments less any prior partial surrenders. We also assume an expense risk since the contract maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation period. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date.

We may deduct less than the full charge from Sub-account values attributable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

Deductions for Sales Charge

We deduct a daily sales charge from each Sub-account as part of the calculation of Accumulation Unit values for each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Contract. We do not deduct the daily sales charge during the annuity period.

We will not deduct this charge from your Sub-account values once we have reached the maximum cumulative daily sales charge limit. We do not deduct this charge from the values of Contracts issued to our employees and other persons specified in "Distribution of the Contract". We may decide not to deduct the charge from Sub-account values attributable to a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Contingent Deferred Sales Charge

We do not deduct a sales charge from the Contract when you purchase it. We may deduct such a charge if you surrender your Contract.

To determine whether we will deduct a contingent deferred sales charge if you partially or totally surrender your Contract, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Contract Value over time.

You may make partial surrenders during the Accumulation Period without incurring a contingent deferred sales charge. You may surrender an amount up to the Contract's earnings. Earnings equal the Contract Value at the time of surrender, less purchase payments not previously surrendered.

After the first Contract Year, we guarantee that a minimum amount of Contract Value will be free of contingent deferred sales charges each year. This amount is equal to 10% of the Contract Value at the beginning of each Contract Year. This 10% amount will be reduced by the amount of each surrender in a year that represents the Contract's increase in value. The amount of any surrender in excess of this increase in value but not in excess of the remaining 10% amount will be free of contingent deferred sales charges. This portion will be deducted from the purchase payments from the oldest payment to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the purchase payments in this order: the amount of any surrender in the first Contract Year in excess of the Contract's increase in value at the time of surrender; and the amount of any surrender in any later Contract Year in excess of the Contract's increase in value at the time of surrender (or in excess of the 10% limit if it applies). The contingent deferred sales charge for each purchase payment from which a deduction is made will be equal to (a) x (b), where:

(a)	is the amount so deducted; and

(b)

is the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each payment. The applicable percentages for each year are:

Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and thereafter	0%

We calculate the contingent deferred sales charges for each purchase payment. The lesser of this amount and the maximum cumulative sales charge will be deducted from Contract Value in the same manner as the surrender amount. The maximum cumulative sales charge is equal to (a) - (b), where:

(a)	is 8.5% of the total purchase payments made to the Contract, and

(b)

is the sum of all prior contingent deferred sales charge deductions from the Contract Value and all prior Variable Account sales charges applicable to the Contract from the 0.15% daily sales charge factor. After each surrender, our records will be adjusted to reflect any deductions made from the applicable purchase payments.

The contingent deferred sales charge is used to cover expenses we incur selling the Contract, including compensation paid to selling dealers and the cost of sales literature. Selling dealers may receive up to 6.00% of purchase payments. (See "Distribution of the Contracts.") We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

The contingent deferred sales charge is not applicable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

We may reduce or change any contingent deferred sales charge percentage to 0% under a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

We may establish a systematic withdrawal program to allow you to request systematic partial surrenders in the first Contract Year up to 10% of the initial purchase payment. Under this program, we may waive the contingent deferred sales charge on the amount of any partial surrender that is in excess of the Contract's increase in value at the time the surrender occurs. Any such excess surrender amount will not be deducted from the initial purchase payment. This means that the waiver of the contingent deferred sales charge is not a permanent waiver and we can collect the charge in the event that you later make a non-systematic partial or total surrender.

Deductions for Transfers of Variable Account Value

Currently, we do not charge such a fee. However, the Contract allows us to charge for each transfer in excess of 12 per year. We do not guarantee any maximum transfer fee, but it will not exceed the cost of effecting a transfer. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes levied by any state or governmental entity when paid unless we elect to defer such deduction. We can not anticipate precisely the amount of premium tax payable on any transaction involving the Contract. Premium taxes depend, among other things, on the type of Contract (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, our status within such states, and the insurance tax laws of such states. Currently, premium taxes range from 0% to 3.5% of either total purchase payments or Contract Value.

Deductions for Income Taxes

We deduct income taxes from any amount payable under the Contract that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

The total Variable Account expenses you will incur are the contract maintenance charge, the mortality and expense risk charge, and the daily sales charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectus.

THE CONTRACTS

Variable Account Value

The Variable Account Value for your Contract is based on the sum of your proportionate interest in value of each Sub-account where you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Contract and the appropriate Sub-account. Purchase payments are credited to your Contract using the Accumulation Unit Value that is calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M. (ET) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When we first purchased Eligible Fund shares on behalf of the Variable Account, we valued each Accumulation Unit at $10.00. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:

(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus

	(ii)	the per share amount of any dividend or other distribution the Eligible Fund made if the record date for such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus

	(ii)	the valuation period equivalent of the annual rate for the sales charge; plus

	(iii)	a charge factor, if any, for any tax provision established by us as a result of the operations of that Sub-account.

If we have deducted the maximum cumulative sales charge limit, we will not deduct the daily sales charge in (c) (ii) above. For Contracts issued to our employees and other persons specified in "Distribution of the Contract", the mortality and expense risk charge in (c) (i) above is .35% and the daily sales charge in (c)(ii) above is eliminated. We may eliminate the daily sales charge in (c)(ii) above for certain Contracts we issue in an internal exchange or transfer.

Modification of the Contract

Only our President or Secretary may agree to alter the Contract or waive any of its terms. A change may be made to the Contract if there have been changes in applicable law or interpretations of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Contract within 10 days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Contract is returned within the period. We will treat the returned Contract as if we never issued it and we will refund: (a) the initial purchase payment for Contracts delivered in Connecticut, Georgia, Idaho, North Carolina, South Carolina, Utah, Washington and West Virginia; (b) the Contract Value for Contracts delivered in Arizona, California (if you are age 60 or older; see below), Kansas, Minnesota, North Dakota and Pennsylvania; and (c) the lesser of the initial purchase payment or the Contract Value for Contracts delivered elsewhere, including in California if you are under age 60.

If we deliver your Contract to you in California and you are age 60 or older, you may return the Contract to us or the agent from whom you purchased it. If you return the Contract within 30 days after you receive it, we will refund the Contract Value.

DEATH PROVISIONS FOR NON-QUALIFIED CONTRACTS

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. If the Contract is In Force, you or any joint Owner dies or the Annuitant dies under a Contract when a non-natural person such as a trust owns the Contract, we will treat the Designated Beneficiary as the Contract Owner after such a death.

Under this paragraph you are the covered person. However, if there is a non-natural Owner such as a trust, the covered person is the Annuitant. If the covered person dies, we will increase the Contract Value if it is less than the guaranteed minimum death value amount ("GMDV"). Except for certain previously issued Contracts, the GMDV is the greater of:

(a)	the sum of all purchase payments made through the date of death, less all partial surrenders made through the date of death; and

(b)

the Anniversary Value. We will compute an "Anniversary Value" for each Contract Anniversary (if any) before the 81st birthday of the covered person and we will use the greatest of such "Anniversary Values". Initially, the "Anniversary Value" for each applicable Contract Anniversary is equal to the Contract Value on that Anniversary. It is then increased by any purchase payments made from that Anniversary until the date of death, and decreased by the following amount at the time of each partial surrender made from that Anniversary until the date of death: the partial surrender amount divided by the Contract Value right before the surrender, multiplied by the "Anniversary Value" right before the surrender.

The GMDV will be different for any Contract issued between July 1, 1993 and before the later of July 5, 1994 and the date we changed the death provisions in the state of issue of a Contract. Contracts on application form number FLEX-APP(REV)3, FLEX-APP-OH(REV)3 or FLEX-APP-PA(REV)3 are affected. You or your agent may call 800-437-4466 to see when the change was made in your state.

The GMDV for such a Contract is the greatest of (a) above, (b) above, and the Contract Value on the seventh Contract Anniversary, plus any purchase payments made from that Anniversary until the date of death, and less any partial surrenders made from that Anniversary until the date of death. The GMDV for any other Contract issued before May 1, 1996 is the greater of (a) above and the Contract Value.

When we receive due proof of the covered person's death, we will compare, as of the date of death, the Contract Value and the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death. We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the covered person's death and the 60th day after we receive proof of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. For a surrender after the applicable 90 or 60 day period and for a surrender at any time after the death of a non-covered person, we will pay the Surrender Value. If the Contract is not surrendered, it will continue for the time period specified below.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will become the new sole primary Owner as of the decedent's date of the death. If the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the new Annuitant will be the surviving spouse. The Contract can continue until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Contract may continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the five-year period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Contract Owner Annuitant. These provisions apply if, while the Contract is In Force, the Annuitant dies, you are not the Annuitant, and you are a natural person. The Contract will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant. If there is no living contingent annuitant, then you will be the new Annuitant.

DEATH PROVISIONS FOR QUALIFIED CONTRACTS

Death of Annuitant. If the Annuitant dies while the Contract is In Force, the Designated Beneficiary will control the Contract. We will increase the Contract Value, as provided below, if it is less than the guaranteed minimum death value amount ("GMDV"). The GMDV is the amount defined on page 22. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Contract Value to the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death.

We will allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection that is in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after we are notified of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. If the surrender is made after the applicable 90 or 60 day period, we will pay the Surrender Value.

If the Designated Beneficiary does not surrender the Contract, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise, we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

CONTRACT OWNERSHIP

The Contract Owner shall be the person designated in the application and may exercise all the rights of the Contract. Joint Contract Owners are permitted. Contingent Contract Owners are not permitted.

You may direct us in writing to change the Contract Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated "irrevocable", that selection may be changed only with that person's written consent.

Because a change of Contract Owner by means of a gift may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

Any Qualified Contract may have limitations on transfer of ownership. You should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Contract at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Contract may have limitations on your ability to assign the Contract.

Because an assignment may be a taxable event, you should consult the plan administrator and a qualified tax professional as to the tax consequences resulting from any such assignment.

SURRENDERS

You may partially surrender the Contract by notifying us in writing. The minimum amount to be surrendered must be at least $300. We may permit a lesser amount with a systematic withdrawal program. If the Contract Value after a partial surrender would be below $2,500, we will treat the request as a surrender of only the amount over $2,500. The amount surrendered will include any applicable contingent deferred sales charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount surrendered from all Sub-accounts of the Variable Account in the proportion that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account.

You may totally surrender the Contract by notifying us in writing. Surrendering the Contract will end it. Upon surrender, you will receive the Surrender Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $5,000 to an annuity payment option for yourself. If the Contract Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial surrenders or totally surrender Settlement Options based on life contingencies after annuity payments have begun. You may make partial surrenders or totally surrender Settlement Option 1, described in "Settlement Options" below, which is not based on life contingencies if you have selected a variable payout. Any partial surrender will reduce your future annuity payments.

Because of the potential tax consequences of a full or partial surrender, you should consult a qualified tax professional regarding a surrender.

Participants under Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to partially or totally surrender the Contract under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Contract is In Force, we will begin payments to the Annuitant under the payment option or options you have chosen. We determine the amount of the payments on the Income Date by applying to the Option you choose:

o	your Contract Value;

o	subtracting any premium taxes not previously deducted; and

o	subtracting any applicable contract maintenance charge on the Income Date in accordance with the Option selected.

Income Date and Settlement Option

You may select an Income Date and Settlement Option at the time of application. If you do not select a Settlement Option, we automatically choose Option 2. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the first day of the calendar month following the later of:

o	the Annuitant's 75th birthday, or

o	the 10th Contract Anniversary.

You may continue to make purchase payments until you reach your Income Date.

Change in Income Date and Settlement Option

You may choose or change a Income Date or Settlement Option by writing to us at least 30 days before the Income Date. However, any Income Date must be:

o	for variable annuity payment options, not earlier than the second calendar month after the Issue Date;

o	for fixed annuity payment options, not earlier than the first calendar month after the end of the first Contract Year;

o	not later than the calendar month after the Annuitant's 90th birthday; and

o	the first day of a calendar month.

Settlement Options

The Settlement Options are:

Option 1:	Income for a Fixed Number of Years;

Option 2:	Life Income with 10 Years of Payments Guaranteed; and

Option 3:	Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with the Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate.

Unless you choose otherwise, we will apply Variable Account Value to a variable annuity option and Fixed Account Value to a fixed annuity option. The same amount applied to a variable option and a fixed option will produce a different initial payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we may reduce the frequency of payments to a period that will result in each payment being at least $100.

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Option 1: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 5 nor over 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

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the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. This interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless you chose 3% per year in writing; less

o	any contingent deferred sales charge due by treating the value defined above as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not deduct the amount applied to the option by the contingent deferred sales charge above.

If, at the death of the payee, Option 1 payments have been made for less than the chosen number of years:

o	we will continue payments during the remainder of the period to the successor payee; or

o

the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The mortality and expense risk charge is deducted during the Option 1 payment period but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option 1. Under this option, we convert your annual payment into 12 equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments. The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described above for calculating the present value of remaining payments and (2) use the interest rate that determined the current 12 payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option 1 may be taxed.

Option 2: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

o	we will continue payments during the remainder of the period to the successor payee; or

o

such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Contracts and 5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option 3: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment or to receive only two annuity payments if both payees die after receipt of the second payment and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by multiplying the Contract Value you are applying to variable annuity payments by the annuity purchase rate for the Settlement Option you have selected. The annuity purchase rates are based on an assumed annual investment return (AIR or benchmark rate) of 6% (3% per year for Florida Contracts and 5% for Oregon Contracts), unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:

o	the sum of all Sub-account payments; less

o	the pro-rata amount of the annual contract maintenance charge.

Currently there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Any change requested must be at least six months after a prior selection.

If you apply the same amount to a particular payment option, a 5% or 6% AIR will result in a larger initial payment than will a 3% AIR. You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% or 6% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR. Indeed, it is possible that after a sufficient period of time, payments determined using a 5% or 6% AIR may be lower than payments commencing at the same time using the same Sub-accounts but a 3% AIR. Note that if you select Option 1 (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% or 6% AIR payment amount will start out being larger than the 3% AIR amount but eventually the 5% or 6% payment amount will become less than the 3% AIR payment amount. Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We may suspend or postpone any type of payment from the Variable Account for any period when:

o	the New York Stock Exchange is closed other than customary weekend or holiday closings;

o	trading on the Exchange is restricted;

o	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

o	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the two prior conditions described above exist.

TAX STATUS

Introduction

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

You may purchase a Contract that is not issued under a Qualified Plan ("Non-Qualified Contract") or a Contract that is used under a Plan that is Qualified under the provisions of the Internal Revenue Code at 1986, as amended (the "Code") (a "Qualified Contract"). The ultimate effect of federal income taxes on the Contract Value, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Contract and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

For federal income tax purposes, purchase payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, purchase payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the cost basis for purposes of determining the taxable portion of any distributions from a Qualified Contract.

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Contract, or annuity payments. A trust or other entity owning a Non-Qualified Contract other than as an agent for an individual is taxed differently; increases in the value of a Contract are taxed yearly whether or not a distribution occurs.

Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Contract, the portion of the surrender payment that exceeds your cost basis in the Contract is subject to tax as ordinary income. For Non-Qualified Contracts, the cost basis is generally the amount of the purchase payments made for the Contract. For Qualified Contracts, the cost basis is generally zero and the entire surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Contract. If the Designated Beneficiary elects to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Contracts, the tax treatment

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inheriting and then selling mutual fund shares with a date-of-death value in excess of the decedent's basis.

Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Contract Value exceeds purchase payments. Then, to the extent the Contract Value does not exceed purchase payments, such surrenders are treated as a non-taxable return of principal to you. For partial surrenders under a Qualified Contract, a portion of each payment is treated as a non-taxable return of principal and the remaining amount is treated as taxable income. Since the cost basis of Qualified Contracts is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

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If you assign or pledge a Non-Qualified Contract, you will be subject to taxation under the rules applicable to surrenders. If you give away your Contract to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Contract. If the transfer is to a charity, you may be allowed a deduction for some or all of the value of the Contract.

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A special computational rule applies if we issue to you, during any calendar year, two or more Contracts or one or more Contracts and one or more of our other annuity contracts. Under this rule, all of the contracts will be treated as one contract. We believe this means that the amount of any distribution under any one Contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Contracts exceeds the cost bases for all the contracts.

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Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible

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described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

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With respect to the "level monthly" payment option available under Option 1, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received. This acceleration would affect you if your first monthly payment for each year is received in a month other than January since those of your 12 monthly payments that are actually received in the next tax year would be treated as being constructively received (and taxable) in the current tax year.

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The Code does not specifically address partial withdrawals from annuity payments. Based on a private letter ruling issued by the IRS in 2000, it is our intention to report as taxable income the portion of any partial withdrawal from variable annuity Option A that does not exceed immediately before the partial withdrawal the present value of remaining payments less the Contract's remaining cost basis. Under this approach, a partial withdrawal of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial withdrawal ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial withdrawal, some taxpayers, such as those under age 59 1/2, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial withdrawal, your need for funds from the Contract and the tax implications. You should also consult a qualified tax professional prior to making a partial withdrawal.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received:

 o	after the taxpayer attains age 59-1/2;

o	in a series of substantially equal periodic payments made for life or life expectancy;

o	after the death of the Contract Owner (or, where the Contract Owner is not a natural person, after the death of the primary Annuitant, as defined in the Code);

o	if the taxpayer becomes totally and permanently disabled; or

o

under a Non-Qualified immediateannuity contract that provides for a series of substantially equal periodic payments (not less frequently than annually), provided that only one purchase payment is made to the Contract, that the Contract is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Contract Year.

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Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Contracts unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. You may purchase a Non-Qualified Contract with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:

o	the new Contract will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Contracts"

o

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

o	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:

	(i)	the penalty tax does not apply to any distribution;

	(ii)	partial surrenders are treated first as a non-taxable return of principal and then a taxable return of income; and

	(iii)	assignments are not treated as surrenders subject to taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Contract, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Contract will not be treated as an annuity contract. As a consequence, income earned on a Contract would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years.

The preamble to the 1986 investment diversification regulations stated that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying a variable annuity contract will preclude the contract from qualifying as an annuity for federal tax purposes. The guidelines could impose requirements that are not reflected in the Contract. We, however, have reserved certain rights to alter the Contract and investment alternatives so as to comply with such guidelines. Since no guidelines have been issued, there can be no assurance as to the content of such guidelines or even whether application of the guidelines will be prospective. For these reasons, you are urged to consult with your tax professional.

Qualified Plans

The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection with them. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

Tax-Sheltered Annuities

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Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

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Section 403(b)(11) of the Code contains distribution restrictions. Specifically, distributions attributable to contributions made pursuant to a salary reduction agreement may be paid, through surrender of the Contract or otherwise, only:

o	when the employee attains age 59-1/2, has a severance from employment, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

o	in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Contract, we will notify you if all or part of such distribution is eligible for rollover to another Eligible Retirement Plan. Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another Eligible Retirement Plan. The term "Eligible Retirement Plan" means an individual retirement account under Section 408(a), an individual retirement annuity under Section 408(b), a pension or profit sharing plan under Section 401, an annuity plan under Section 403(a), a tax-sheltered annuity under Section 403(b), or an eligible deferred compensation plan of a state or local government under Section 457(b).

Under the terms of a particular Section 403(b) plan, the participant may be entitled to transfer all or a portion of the Contract Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

Individual Retirement Annuities

Section 408(b) and 408(A) of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity"and "Roth IRA" respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Status of Death Benefits in IRAs. Under the Code, Individual Retirement Accounts may not invest in life insurance contracts but the tax regulations expressly permit an Individual Retirement Account to hold an annuity contract if the death benefit provided under the contract is no more than the greater of the total premiums paid for the contract (net of prior withdrawals) or the contract's cash value. It may be inferred from these regulations applicable to Individual Retirement Accounts that an Individual Retirement Annuity cannot provide a death benefit that is more than the greater of the total premiums paid for the annuity (net of prior withdrawals) or the annuity's cash value.

In certain circumstances, the death benefit payable under the Contract may exceed both the total premiums paid (net of prior withdrawals) and the cash value of the Contract. Thus, you should consult a qualified tax professional before the Contract is purchased by an Individual Retirement Account or as an Individual Retirement Annuity.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Contract can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, with respect to plans established by tax-exempt organizations, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Texas Optional Retirement Program

If we are an approved carrier under the Texas Optional Retirement Program ("ORP"), any Contract issued to an ORP participant will contain an ORP endorsement that will amend the Contract in two ways. First, if for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institution of higher education upon its request. Second, no benefits will be payable, through surrender of the Contract or otherwise, unless the participant dies, retires, or terminates employment in all Texas institutions of higher education. The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation.

VARIABLE ACCOUNT VOTING RIGHTS

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

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You have the voting interest under a Contract prior to the Income Date. The number of shares held in each Sub-account that are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

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We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

DISTRIBUTION OF THE CONTRACT

Keyport Financial Services Corp. ("KFSC"), our subsidiary, serves as the principal underwriter for the Contract described in this prospectus. Salespersons who represent us as variable annuity agents will sell the Contracts. Such salespersons are also registered representatives of broker/dealers who have entered into selling agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481-5699.

A dealer selling the Contract can receive up to 6% of purchase payments with additional compensation later based on the Contract Value of those payments. During certain time periods Keyport and KFSC select, the percentage may increase to 6.25%.

Different Contracts are sold to persons who are officers, directors, or employees of ours, trustees or officers of SteinRoe Trust or Liberty Trust, employees of the investment adviser or sub-investment adviser of either Trust, or employees of a company that is under contract with either Trust to provide management or administrative services or to any Qualified Plan established for such persons. Such Contracts are different from the Contracts sold to others in that they are not subject to a contract maintenance charge, asset-based sales charge or the contingent deferred sales charge and they have a mortality and expense risk charge of 0.35% per year.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the principal underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CONTRACT OWNERS

You may write us with questions about your Contract to Keyport Life Insurance Company, Client Service Department, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

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TABLE OF CONTENTS - STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX A

THE FIXED ACCOUNT (ALSO KNOWN AS THE GUARANTEED RATE ACCOUNT)

Introduction

This Appendix describes the Fixed Account option available under the Contract. The Fixed Account is not available under either the Contract (form number FLEX(4)V) that is issued to New Jersey residents or the Contract (form number FLEX(4)/WA) that is issued to Washington residents.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of applicable exemptive and exclusionary provisions in the securities laws, our general account, including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Investments in the Fixed Account and Capital Protection Plus

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 10%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have authorized us in writing to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Contract Value.

We currently offer Guarantee Periods of up to 7 years. We also currently offer a Guarantee Period of 1 year, which is only for use with the Dollar Cost Averaging Program. We may change at any time the number and/or length of Guarantee Periods we offer. You or your salesperson should call 1-800-426-3750 for information on the Guarantee Periods that are currently offered. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of that period. At that time you must select a different Guarantee Period.

We offer a capital protection plus program. Under this program, we allocate part of the purchase payment to the Guarantee Period you select. Based on the length of the period and the period's interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions.

For example, assume you select the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase, at the interest rate of 6.75%, to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you select.

If you surrender or transfer any part of the Fixed Account Value before the end of the Guarantee Period, the value at the end of that Period will not equal the original purchase payment amount.

Fixed Account Value

The Fixed Account Value at any time is equal to:

o	all purchase payments allocated to the Fixed Account plus the interest credited on those payments; plus

o	any Variable Account Value transferred to the Fixed Account plus the interest credited on the transferred value; less

o	any prior partial surrenders from the Fixed Account, including any changes; less

o	any Fixed Account Value transferred to the Variable Account.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates declared by us for Guarantee Periods of one or more years from the month and day of allocation. Each Guarantee Period will have a basic interest rate and a maturity interest rate. During the Guarantee Period, we will credit interest at the Basic Rate. At the end of the Guarantee Period, we will credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate for the entire Guarantee Period. For certain post-death surrenders occurring before the end of the Guarantee Period (see the last paragraph of this section), we will credit an additional interest amount so that the original allocation amount remaining at the time of surrender will have earned interest at the maturity rate through the time of surrender.

Under this method of crediting interest (unless the post-death surrender exception applies):

o	the maturity rate will be credited only on amounts held for the entire Guarantee Period; and

o	if you or a Designated Beneficiary surrenders or transfers any part of an allocated amount before the end of a Guarantee Period, only the Basic Rate will be credited on that part.

Any basic and maturity interest rates we set will be at least 3.5% per year.

Our method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period you have selected in the Fixed Account. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for or transferred to another Guarantee Period as a purchase payment allocation.

With certain deaths, "Death Provisions for Non-Qualified Contracts" and "Death Provisions for Qualified Contracts" provide that the Designated Beneficiary may surrender the Contract within 90 days of the date of death for the Contract Value. In the event such a surrender occurs before the end of the Guarantee Period, we will immediately credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate throughout the Guarantee Period. For a surrender after 90 days, no additional interest amount will be credited.

Transfers when Guarantee Periods End

The total accumulated amount at the end of a Guarantee Period will be transferred to the new Guarantee Period(s) and/or Sub-account(s) of the Variable Account that you have selected in writing. If you have not made a selection, we will automatically transfer the total accumulated amount at the end of the Guarantee Period to the SRMMF Sub-account. If the Guarantee Period selected exceeds the time remaining to the Income Date but does not exceed the time remaining to the latest Income Date allowable under the Contract, the Income Date will automatically change to the latest allowable date, which allows the selected Guarantee Period to go into effect. You may not select a Guarantee Period that would end after the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

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The Contract allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to 1 transfer every thirty days with a $2,000,000 per transfer dollar limit. See "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to any change in the current limitations.

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You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. If you have authorized telephone transfers, you will be notified in advance, of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 P.M. Eastern time, which is the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

We will deduct the amount of the transfer from the specified values in the manner stated in the next section below.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

Reductions of Guarantee Period Values After a Transfer or Surrender

You must specify in your transfer request from which Guarantee Period's values the transfer is to be made. A partial surrender request may, at your option, specify the Guarantee Period. The specified amount will be deducted from both the allocated purchase amount and its associated interest in the proportion that each bear to their total sum. For example, if $600 is to be deducted from a $800 payment that was allocated for a three-year Guarantee Period and the interest earned up to the date of transfer is $200 (for a total value of $1,000), $480 will be deducted from the payment allocation [($800/$1,000) x $600] and $120 will be deducted from the interest [($200/$1,000) x $600]. The $400 remaining after the transfer or surrender would thus represent $320 of payment allocation and $80 of interest. This $320, if it remains until the end of the Guarantee Period, would receive the Maturity Interest Rate credit described in "Interest Credits".

If a partial surrender request does not specify any Guarantee Period, the ordering rule in "Surrenders" may result in a certain amount of Fixed Account Value being automatically deducted. Any amount determined under that rule will be deducted from each Guarantee Period's values in the proportion that each bears to the total Fixed Account Value. For example, if $500 is to be deducted from two Guarantee Periods' values of $4,000 and $1,000, $400 will be deducted from the first Guarantee Period's values [($4,000/$5,000) x $500] and $100 will be deducted from the second [($1,000/$5,000) x $500]. Each of these amounts (the $400 and the $100 in the example) will then be deducted from the allocated purchase amount and its associated interest in the manner stated in the preceding paragraph.

The above rules automatically determine the amount of the allocated purchase payment and its associated interest that still remains after any transfer or surrender. The rules do not, however, determine in any way the amount of contingent deferred sales charge that may be due since that charge is based on different rules and different records.

Fixed Annuity Payment Values

We determine the dollar amount of each fixed annuity payment by deducting any applicable premium taxes not previously deducted and then dividing the remaining Fixed Account Value by $1,000 and multiplying the result by the greater of:

o	the applicable factor shown in the appropriate table in the Contract; or

o	the factor we currently offer at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

APPENDIX B

PRIOR CONTRACTS OF THE VARIABLE ACCOUNT

Persons who purchased the variable annuity contracts identified below before May 1, 1992 may continue to make purchase payments under those contracts subject to the terms and conditions of those contracts and this Appendix. All contracts are subject to the transfer limitations and procedures described in "Transfer of Variable Account Value". Persons who purchased non-qualified contracts between April 9, 1981 and September 25, 1981 are not permitted to make any additional purchase payments under those contracts. Such non-qualified contracts are not included in number 4 below.

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1. KEYFLEX Contracts (Form #FLEX(4)). The current Eligible Funds are those listed on Page 16. LVF, SRGUF, CIF, LGIF, CSIF and NTF were added effective 7/1/93, 7/1/93 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. Accumulation unit values are shown on Page 10. The dollar cost averaging program for use with the LMMF Sub-account or the One-Year Guarantee Period of the Fixed Account is available (see "Dollar Cost Averaging" on Page 16).

2. KEYFLEX Contracts (Form #FLEX-I). The current Eligible Funds are those listed on Page 16. LVF, SRGUF, CIF, LSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. LMMF, LFSF, LAAF, SRGSF and LSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 37-38.

3. FLEX 2 Contracts (Form #FLEX-II). The current Eligible Funds are those listed on Page 16. LVF, SRGUF, CIF, LGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. LMMF, LFSF, LAAF, SRGSF and LSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 39-40.

4. All K-100 and KeySource Contracts (Form #VA-1-81) Other than those Identified in Numbers 5 and 6 below. The current Eligible Funds are those listed on Page 16. LVF, SRGUF, CIF, LGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. SRMMF, LMMF, LAAF, and LSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Money Market/Options Investments, Inc.; Managed Assets Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Pages 41-42.

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5. K-100 Qualified Contracts (Form #VA-1-81) Issued Before May 1, 1986 Pursuant to Section 457 of the Internal Revenue Code. The current Eligible Mutual Funds are: Evergreen Money Market Fund - A, Evergreen Diversified Bond Fund - A, Evergreen High Income Bond Fund - A, Evergreen Blue Chip Fund - A and Evergreen Small Company Growth Fund - A. On January 23, 1998, the fund names for High Income Bond Fund (B-4), Keystone Liquid Trust, Growth and Income Fund (S-1), and Small Company Growth (S-4) were changed to Evergreen High Income Bond Fund - A, Evergreen Money Market - A, Evergreen Blue Chip - A, and Evergreen Small Company Growth Fund - A, respectively. In addition, the fund names for Diversified Bond Fund (B-2) and Qualified Bond Fund (B-1) were changed to Evergreen Diversified Bond Fund - A. Accumulation unit values are shown on Pages 43-44. As of July 1997, Evergreen Money Market Fund - A (formerly named Keystone Liquid Trust) and Keystone Custodian Fund, Series S-3) were no longer eligible funds available for investment.

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6. All Other K-100 Qualified Contracts (Form #VA-1-81) Issued Before September 25, 1981. The current Eligible Funds are those listed on Page 16. LVF, SRGUF, CIFG, CUSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. SRMMF, SRMMF, SRGSF, SRSVF and SRSVF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Keystone Liquid Trust; Money Market/Options Investments, Inc.; and Growth and Income Fund, Mid-Cap Growth Fund, and Small Company Growth Fund (formerly named Keystone Custodian Fund, Series S-1, S-3, and S-4, respectively). Accumulation unit values for 1993-2002 are shown on Pages 41-42.

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ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER TWO

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	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Liberty Money Market Fund	$19.978	$19.978	108,699	2002
	19.521	19.978	120,766	2001
	18.640	19.521	141,415	2000
	18.009	18.640	132,079	1999
	17.348	18.009	100,397	1998
	16.704	17.348	128,486	1997
	16.108	16.704	177,787	1996
	15.443	16.108	204,597	1995
	15.062	15.443	475,023	1994
	14.849	15.062	514,598	1993

Liberty Growth &	26.671	20.560	11,272	2002
Income Fund	27.170	26.671	12,214	2001
	26.551	27.170	15,895	2000
	24.003	26.551	16,300	1999
	20.227	24.003	43,556	1998
	15.488	20.227	47,700	1997
	12.871	15.488	57,589	1996
	10.048	12.871	73,706	1995
	10.000 (8/11/94)	10.048	5,259	1994

Liberty Federal Securities Fund	24.243	26.279	69,011	2002
	22.934	24.243	81,914	2001
	20.932	22.934	79,196	2000
	20.972	20.932	97,510	1999
	19.882	20.972	116,120	1998
	18.460	19.882	138,209	1997
	17.853	18.460	164,783	1996
	15.617	17.853	189,804	1995
	16.065	15.617	233,588	1994
	15.307	16.065	299,033	1993

Liberty Value Fund**	25.343	19.890	23,436	2002
	25.708	25.343	32,656	2001
	22.356	25.708	31,207	2000
	21.445	22.356	43,295	1999
	19.537	21.445	63,550	1998
	15.338	19.537	79,459	1997
	13.184	15.338	68,918	1996
	10.258	13.184	57,955	1995
	10.464	10.258	66,152	1994
	10.000 (7/22/93)	10.464	20,759	1993

Liberty Asset Allocation Fund	43.455	37.886	210,849	2002
	48.453	43.455	252,918	2001
	49.592	48.453	290,003	2000
	44.584	49.592	328,200	1999
	40.111	44.584	406,222	1998
	34.765	40.111	498,914	1997
	30.445	34.765	595,783	1996
	24.566	30.445	714,638	1995
	25.692	24.566	861,315	1994
	23.802	25.692	1,055,478	1993

Stein Roe Global Utilities	16.644	14.249	6,420	2002
Fund***	19.600	16.644	8,217	2001
	22.860	19.600	8,761	2000
	17.994	22.860	8,986	1999
	15.396	17.994	17,624	1998
	12.107	15.396	13,807	1997
	11.508	12.107	20,126	1996
	8.621	11.508	27,533	1995
	9.727	8.621	31,506	1994
	10.000 (7/21/93)	9.727	52,776	1993

Colonial Strategic Income Fund	14.500	15.542	104,368	2002
	14.146	14.500	146,288	2001
	14.314	14.146	178,389	2000
	14.239	14.314	203,097	1999
	13.597	14.239	278,009	1998
	12.606	13.597	331,692	1997
	11.633	12.606	392,216	1996
	10.000 (1/19/95)	11.633	486,417	1995
	Available in 1994 but no accumulation units were purchased.

Columbia International Fund	9.051	7.746	3,424	2002
	12.116	9.051	3,495	2001
	15.046	12.116	58,685	2000
	10.836	15.046	76,755	1999
	9.712	10.836	67,742	1998
	10.114	9.712	17,002	1997
	9.747	10.114	38,348	1996
	9.323	9.747	34,733	1995
	10.000 (5/3/94)	9.323	24,303	1994

Stein Roe Growth Stock Fund	42.169	29.088	100,182	2002
	56.640	42.169	117,551	2001
	65.177	56.640	136,270	2000
	48.190	65.177	153,771	1999
	38.146	48.190	185,449	1998
	29.198	38.146	223,973	1997
	24.378	29.198	231,419	1996
	17.919	24.378	239,514	1995
	19.374	17.919	294,345	1994
	18.687	19.374	327,760	1993

Liberty Small Company	80.980	30.644	58,450	2002
Growth Fund	46.120	40.980	89,701	2001
	49.363	46.120	107,818	2000
	33.749	49.363	127,345	1999
	41.320	33.749	182,408	1998
	38.805	41.320	218,638	1997
	30.953	38.805	270,844	1996
	28.043	30.953	285,923	1995
	28.059	28.043	301,017	1994
	20.939	28.059	316,873	1993

Newport Tiger Fund	7.872	6.456	7,149	2002
	9.778	7.872	7,158	2001
	11.734	9.778	7,776	2000
	7.071	11.734	10,041	1999
	7.652	7.071	7,872	1998
	11.252	7.652	3,797	1997
	10.242	11.252	23,324	1996
	10.000 (6/8/95)	10.242	4,861	1995

*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-Account of the Variable Account.

** On April 7, 2003, Liberty Value merged with and into Liberty Growth & Income. When the merger of Liberty Value into Liberty Growth & Income occurred, your Contract Value allocated to the Sub-account investing in Liberty Value was restated in terms of the units and unit values for the Sub-account investing in Liberty Growth & Income. The Accumulation Unit Values and Accumulation Units shown in the table for Liberty Value for 1993 through 2002 are based on investment in Liberty Value prior to the merger.

***On April 7, 2003, Stein Roe Global Utilities merged with an into Columbia International. When the merger of Stein Roe Global Utilities into Columbia International occurred, your Contract Value allocated to the Sub-account investing in Stein Roe Global Utilities was restated in terms of the units and unit values for the Sub-account investing in Columbia International. The Accumulation Unit Values and Accumulation Units shown in the table for Stein Roe Global Utilities for 1993 through 2002 are based on investment in Stein Roe Global Utilities prior to the merger.

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Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER THREE

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	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Liberty Money Market Fund	$19.493	$19.474	747	2002
	19.066	19.493	753	2001
	18.223	19.066	784	2000
	17.624	18.223	1,226	1999
	16.994	17.624	2,008	1998
	16.379	16.994	11,719	1997
	15.810	16.379	12,242	1996
	15.173	15.810	16,359	1995
	14.813	15.173	25,550	1994
	14.617	14.813	16,027	1993

Liberty Growth &	24.853	19.139	0	2002
Income Fund	25.343	24.853	0	2001
	24.790	25.343	0	2000
	22.433	24.790	17	1999
	18.923	22.433	0	1998
	14.503	18.923	688	1997
	12.065	14.503	689	1996
	10.000 (3/7/95)	12.065	1,642	1995
	Available in 1994 but no accumulation units were purchased

Liberty Federal	24.005	25.995	12,087	2002
Securities Fund	22.731	24.005	12,169	2001
	20.767	22.731	12,512	2000
	20.827	20.767	14,462	1999
	19.764	20.827	14,578	1998
	18.369	19.764	15,069	1997
	17.783	18.369	15,996	1996
	15.571	17.783	16,594	1995
	16.033	15.571	21,047	1994
	15.292	16.033	23,129	1993

Liberty Value Fund**	13.299	10.427	1,127	2002
	13.504	13.299	1,128	2001
	11.755	13.504	1,128	2000
	11.287	11.755	1,162	1999
	10.293	11.287	1,814	1998
	10.000 (9/26/97)	10.293	687	1997
Available in 1993, 1994, 1995 and 1996 but no accumulation units were purchased.

Liberty Asset Allocation Fund	41.540	36.181	14,027	2002
	46.364	41.540	16,604	2001
	47.500	46.364	18,470	2000
	42.745	47.500	21,795	1999
	38.494	42.745	27,878	1998
	33.396	38.494	28,016	1997
	29.276	33.396	30,978	1996
	23.646	29.276	36,360	1995
	24.754	23.646	44,913	1994
	22.956	24.754	54,901	1993

Stein Roe Global Utilities	Available since 1993 but no accumulation units have been purchased
Fund***

Colonial Strategic Income Fund	13.920	14.906	11,738	2002
	13.594	13.920	12,185	2001
	13.769	13.594	12,879	2000
	13.710	13.769	17,990	1999
	13.105	13.710	20,161	1998
	12.161	13.105	23,147	1997
	11.234	12.161	26,307	1996
	10.000 (3/14/95)	11.234	29,901	1995
	Available in 1994 but no accumulation units were purchased.

Columbia International Fund	9.274	7.724	0	2002
	12.106	9.274	0	2001
	15.049	12.106	0	2000
	10.849	15.049	24	1999
	9.733	10.849	58	1998
	10.146	9.733	58	1997
	9.788	10.146	537	1996
	9.371	9.788	540	1995
	10.000 (5/24/94)	9.371	599	1994

Stein Roe Growth Stock Fund	38.411	26.470	4,682	2002
	51.643	38.411	4,684	2001
	59.486	51.643	4,644	2000
	44.025	59.486	4,833	1999
	34.883	44.025	4,594	1998
	26.727	34.883	4,701	1997
	22.337	26.727	5,077	1996
	16.435	22.337	4,239	1995
	17.787	16.435	6,259	1994
	17.173	17.787	6,593	1993

Liberty Small Company	41.583	31.065	6,894	2002
Growth Fund	46.845	41.583	6,857	2001
	50.188	46.845	7,202	2000
	34.347	50.188	11,880	1999
	42.093	34.347	19,836	1998
	39.571	42.093	22,741	1997
	31.595	39.571	24,773	1996
	28.653	31.595	24,833	1995
	28.059	28.653	29,605	1994
	21.437	28.059	39,376	1993

Newport Tiger Fund	7.220	5.915	0	2002
	8.978	7.220	0	2001
	10.784	8.978	1,473	2000
	6.505	10.784	2,526	1999
	7.046	6.505	1,476	1998
	10.371	7.046	1,477	1997
	10.000 (2/5/96)	10.371	1,762	1996
	Available in 1995 but no accumulation units were purchased

*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-account of the Variable Account.

** On April 7, 2003, Liberty Value merged with and into Liberty Growth & Income. When the merger of Liberty Value into Liberty Growth & Income occurred, your Contract Value allocated to the Sub-account investing in Liberty Value was restated in terms of the units and unit values for the Sub-account investing in Liberty Growth & Income. The Accumulation Unit Values and Accumulation Units shown in the table for Liberty Value for 1993 through 2002 are based on investment in Liberty Value prior to the merger.

***On April 7, 2003, Stein Roe Global Utilities merged with an into Columbia International. When the merger of Stein Roe Global Utilities into Columbia International occurred, your Contract Value allocated to the Sub-account investing in Stein Roe Global Utilities was restated in terms of the units and unit values for the Sub-account investing in Columbia International. The Accumulation Unit Values and Accumulation Units shown in the table for Stein Roe Global Utilities for 1993 through 2002 are based on investment in Stein Roe Global Utilities prior to the merger.

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Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

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1993-2002 ACCUMULATION UNIT VALUES FOR CONTRACTS

DESCRIBED IN NUMBERS FOUR AND SIX
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Liberty Money Market Fund	$ 28.399	$28.469	436,738	2002
	27.681	28.399	458,677	2001
	26.368	27.681	511,252	2000
	25.413	26.368	554,809	1999
	24.421	25.413	639,325	1998
	23.457	24.421	743,550	1997
	22.563	23.457	885,248	1996
	21.580	22.563	930,979	1995
	20.996	21.580	1,184,102	1994
	20.648	20.996	1,384,339	1993

Liberty Growth &	26.753	26.673	25,606	2002
Income Fund	27.188	26.753	37,756	2001
	26.502	27.188	42,302	2000
	23.900	26.502	37,962	1999
	20.091	23.900	50,149	1998
	15.346	20.091	28,870	1997
	12.722	15.346	28,128	1996
	10.000 (1/13/95)	12.722	22,589	1995
	Available in 1994 but no accumulation units were purchased.

Liberty Federal	23.068	25.066	51,361	2002
Securities Fund	21.769	23.068	44,502	2001
	19.821	21.769	37,178	2000
	19.809	19.821	38,807	1999
	18.734	19.809	43,444	1998
	17.352	18.734	42,325	1997
	16.740	17.352	42,934	1996
	14.608	16.740	68,359	1995
	14.990	14.608	72,190	1994
	14.248	14.990	114,507	1993

Liberty Value Fund**	25.548	20.100	15,644	2002
	25.852	25.548	14,916	2001
	22.426	25.852	12,554	2000
	21.460	22.426	14,459	1999
	19.503	21.460	22,165	1998
	15.274	19.503	13,889	1997
	13.097	15.274	16,326	1996
	10.165	13.097	13,781	1995
	10.344	10.165	10,136	1994
	10.000 (8/3/93)	10.344	8,415	1993

Liberty Asset Allocation Fund	44.024	38.476	111,953	2002
	48.967	44.024	130,917	2001
	49.996	48.967	143,567	2000
	44.837	49.996	160,309	1999
	40.240	44.837	198,156	1998
	34.791	40.240	212,648	1997
	30.394	34.791	266,198	1996
	24.465	30.394	296,617	1995
	25.524	24.465	299,672	1994
	23.589	25.524	348,975	1993

Stein Roe Global Utilities	16.991	14.582	9,602	2002
Fund***	19.960	16.991	10,447	2001
	23.224	19.960	11,400	2000
	18.235	23.224	10,234	1999
	15.564	18.235	9,953	1998
	12.209	15.564	9,597	1997
	11.577	12.209	13,770	1996
	8.651	11.577	24,359	1995
	9.737	8.651	18,049	1994
	10.000 (7/21/93)	9.737	23,195	1993

Colonial Strategic Income Fund	14.299	15.365	180,515	2002
	13.916	14.299	236,317	2001
	14.047	13.916	273,383	2000
	13.939	14.047	365,049	1999
	13.279	13.939	410,209	1998
	12.281	13.279	444,370	1997
	11.305	12.281	446,354	1996
	10.000 (2/28/95)	11.305	465,616	1995
	Available in 1994 but no accumulation units were purchased.

Columbia International Fund	9.274	7.956	11,097	2002
	12.384	9.274	15,613	2001
	15.341	12.384	19,543	2000
	11.022	15.341	16,797	1999
	9.855	11.022	18,039	1998
	10.238	9.855	20,489	1997
	9.842	10.238	21,566	1996
	9.390	9.842	27,992	1995
	10.000 (5/25/94)	9.390	44,610	1994

Stein Roe Growth Stock Fund	98.503	68.115	57,762	2002
	131.978	98.503	61,068	2001
	151.502	131.978	72,118	2000
	111.743	151.502	76,592	1999
	88.236	111.743	83,655	1998
	67.374	88.236	61,394	1997
	56.113	67.374	66,920	1996
	41.147	56.113	60,347	1995
	44.377	41.147	56,165	1994
	42.701	44.377	66,644	1993

Liberty Small Company	84.314	63.203	110,217	2002
Growth Fund	94.656	84.314	128,890	2001
	101.064	94.656	135,411	2000
	68.927	101.064	152,924	1999
	84.183	68.927	193,700	1998
	78.867	84.183	258,066	1997
	62.755	78.867	270,716	1996
	56.716	62.755	329,680	1995
	56.611	56.716	346,355	1994
	42.142	56.611	398,198	1993

Newport Tiger Fund	8.142	6.693	9,325	2002
	10.088	8.142	10,682	2001
	12.077	10.088	15,145	2000
	7.260	12.077	16,110	1999
	7.837	7.260	22,116	1998
	11.496	7.837	21,662	1997
	10.438	11.496	15,623	1996
	10.000 (5/24/95)	10.438	15,701	1995

*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-account of the Variable Account.

** On April 7, 2003, Liberty Value merged with and into Liberty Growth & Income. When the merger of Liberty Value into Liberty Growth & Income occurred, your Contract Value allocated to the Sub-account investing in Liberty Value was restated in terms of the units and unit values for the Sub-account investing in Liberty Growth & Income. The Accumulation Unit Values and Accumulation Units shown in the table for Liberty Value for 1993 through 2002 are based on investment in Liberty Value prior to the merger.

***On April 7, 2003, Stein Roe Global Utilities merged with an into Columbia International. When the merger of Stein Roe Global Utilities into Columbia International occurred, your Contract Value allocated to the Sub-account investing in Stein Roe Global Utilities was restated in terms of the units and unit values for the Sub-account investing in Columbia International. The Accumulation Unit Values and Accumulation Units shown in the table for Stein Roe Global Utilities for 1993 through 2002 are based on investment in Stein Roe Global Utilities prior to the merger.

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Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

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ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED

IN NUMBER FIVE (1993-2002)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year	of Year	of Year	Year

Evergreen Money Market	$24.453	$22.768	2,159	2002
Fund - A	24.447	24.453	1,868	2001
	24.441	24.447	2,080	2000
	24.345	24.441	2,088	1999
	24.432	24.345	2,840	1998
	23.930	24.432	0	1997
	23.122	23.930	18,450	1996
	22.238	23.122	21,828	1995
	21.718	22.238	21,067	1994
	21.483	21.718	24,968	1993

Evergreen Diversified	46.930	48.928	522	2002
Bond Fund - A	44.382	46.930	326	2001
	41.387	44.382	326	2000
	40.990	41.387	326	1999
	39.560	40.990	2,237	1998
	36.980	39.560	148	1997
	35.378	36.980	708	1996
	31.149	35.378	558	1995
	33.798	31.149	414	1994
	29.983	33.798	254	1993

Evergreen High Income	37.515	39.035	434	2002
Bond Fund - A	35.756	37.515	421	2001
	38.734	35.756	404	2000
	36.441	38.734	388	1999
	35.860	36.441	380	1998
	33.468	35.860	371	1997
	30.569	33.468	481	1996
	28.120	30.569	527	1995
	32.345	28.120	514	1994
	25.880	32.345	579	1993

(Accumulation unit values continue on the next page)

ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED

IN NUMBER FIVE (1993-2002) (CONTINUED)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year	of Year	of Year	Year

Evergreen Blue Chip	$66.398	$52.884	1,105	2002
Fund - A	80.605	66.388	847	2001
	92.209	80.605	982	2000
	78.068	92.209	1,631	1999
	66.572	78.068	3,274	1998
	50.864	66.572	3,669	1997
	43.376	50.864	2,664	1996
	33.202	43.376	4,179	1995
	35.621	33.202	5,248	1994
	32.763	35.621	6,382	1993

Evergreen Small Company	49.708	37.649	1,479	2002
Growth Fund - A	60.578	49.708	1,392	2001
	68.897	60.578	1,720	2000
	39.622	68.897	2,346	1999
	47.822	39.622	5,448	1998
	41.893	47.822	6,529	1997
	42.685	41.893	10,123	1996
	32.263	42.685	9,696	1995
	32.527	32.263	12,813	1994
	26.208	32.527	13,929	1993

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Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

APPENDIX C

TELEPHONE INSTRUCTIONS

Telephone Transfers of Contract Values

1. If there are joint Contract Owners, both must authorize us to accept telephone instructions but either Owner can give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Contract Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Contract may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:

o	we receive your written revocation,

o	we discontinue the privilege, or

o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day. We will initiate instructions we receive after the close of trading on the NYSE on the following business day.

8. Once we accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Contract and current prospectus. If your transfer instructions are not in good order, we will not execute the transfer and will notify the caller within 48 hours.

10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

APPENDIX D

DOLLAR COST AVERAGING

We offer a dollar cost averaging program that you may participate in. The program periodically transfers Accumulation Units from the SRMMF Sub-account or the One-Year Guarantee Period of the Fixed Account to other Sub-accounts you select. The program allows you to invest in non-"money market" Sub-accounts over time rather than having to invest in those Sub-accounts all at once.

The program is available for initial and subsequent purchase payments and for Contract Value transferred into the SRMMF Sub-account or One-Year Guarantee Period. Under the program, we make automatic transfers on a periodic basis out of the SRMMF Sub-account or the One-Year Guarantee Period into one or more of the other available Sub-accounts. We may limit the number of Sub-accounts you may choose but there are currently no limits. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The One-Year Guarantee Period option of the program is not available under Contracts issued to New Jersey and Washington residents.

You must specify in writing the SRMMF Sub-account or One-Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred and the Sub-account(s) to which the transfers are to be made. The minimum amount to be transferred is $150. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of your request. Each succeeding transfer will occur one month later. If the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8. When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments to the SRMMF Sub-account or One-Year Guarantee Period or by transferring Contract Value to the SRMMF Sub-account or One-Year Guarantee Period. You may, in writing or by telephone, change the monthly amount to be transferred, change the Sub-account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures we establish from time to time. The current conditions and procedures appear below and you will be notified, in advance, of any changes.

1. If there are joint Contract Owners, either Owner can give us telephone transfer instructions.

2. All callers will be required to identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You bear the risk that an unauthorized or fraudulent instruction that is executed may cause the Contract Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. Telephone authorization shall continue in force until:

o	we receive your written revocation,
o	we discontinue the privilege, or
o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

6. We must receive your telephone instructions at 800-367-3653 before 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer.

7. Once we accept instructions, they may not be canceled. New telephone instructions may be given on the following business day.

8. All instructions must be made in accordance with the terms of the Contract and current prospectus. If the instructions are not in good order, we will not execute them and will notify the caller within 48 hours.

Distributed by:

Keyport Financial Services Corp.

One Sun Life Executive Park, Wellesley Hills, MA 02481

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Issued by:

Keyport Life Insurance Company

P.O. Box 9133

Wellesley Hills, MA 02481

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KAVP	5/2003

Yes.	I would like to receive the Keyport Preferred Advisor Variable Annuity Statement of Additional Information.

Yes.	I would like to receive the SteinRoe Variable Investment Trust Statement of Additional Information.

Yes.	I would like to receive the Liberty Variable Investment Trust Statement of Additional Information.

Name

Address

City, State Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

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KEYPORT LIFE INSURANCE CO

P.O. BOX 9133

WELLESLEY HILLS, MA 02481

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NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

PART B

STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

KMA VARIABLE ACCOUNT

AND

KEYPORT LIFE INSURANCE COMPANY ("Keyport")

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This Statement of Additional Information is not a prospectus but it relates to, and should be read in conjunction with, the variable annuity prospectus dated May 1, 2003. The prospectus is available, at no charge, by writing Keyport at P.O. Box 9133, Wellesley Hills, MA 02481 or by calling (800) 437-4466.

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TABLE OF CONTENTS

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The date of this statement of additional information is May 1, 2003

KMA2003.SAI

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KEYPORT LIFE INSURANCE COMPANY

Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1034 with common shares listed on the Toronto, New York, London and Manila stock exchanges, is the ultimate corporate parent of Keyport. For additional information about Keyport, see page 11 of the prospectus.

VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

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For each variable payment option, we calculate separately each Sub-account's contribution to your periodic payments. Your total periodic payment equals: (a) the sum of the payment amounts determined for all for all of the Sub-accounts you have selected; less (b) the pro-rata amount of the annual Contract Maintenance Charge.

The first payment for each Sub-account will be determined by deducting any applicable Contract Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Contract's annuity table for the particular payment option and the assumed investment rate ("AIR") you have selected; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law. The effect of your choice of AIR on the initial and subsequent annuity payments is explained in "Variable Annuity Payment Values" in the prospectus and in the last paragraph of this section.

The number of Annuity Units for each Sub-account will be determined by dividing such first payment by the Sub-account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-account Annuity Units; and (b) is the Sub-account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport uses an Annuity Unit value. Each Sub-account has its own Annuity Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport first purchased the Eligible Fund shares of SteinRoe Variable Investment Trust and Liberty Variable Investment Trust on behalf of the Variable Account, each Annuity Unit for each Sub-account was valued at $10. The Unit value for each Sub-account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor (See "Net Investment Factor" in the prospectus). This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport calculates a net investment factor for each Sub-account by dividing (a) by (b), where:

(a)	is equal to the net investment factor defined in the "Net Investment Factor" section of the prospectus without any deduction for the sales charge defined in (c)(ii) on that page; and

(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Contract's annuity tables is 6% per year (3% per year for Florida contracts and 5% per year for Oregon contracts.) An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option 1 (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-account Payments

The number of Annuity Units for each Sub-account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Any change requested must be at least six months after a prior selection. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-account. The percentage for each Sub-account, if not zero, must be at least 10% and must be a whole number. At the end of the Valuation Period during which Keyport receives the request, Keyport will: (a) value the Annuity Units for each Sub-account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

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PRINCIPAL UNDERWRITER

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The Contract, which is offered continuously, is distributed by Keyport Financial Services Corp. ("KFSC"), a wholly-owned subsidiary of Keyport.

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SAFEKEEPING OF ASSETS

Keyport acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Keyport has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificates Owners' records, and all accounting, valuation, regulatory and reporting requirements.

EXPERTS

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The financial statements included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (report dated April 18, 2003 accompanying the financial statements of Keyport Life Insurance Company - KMA Variable Account expresses an unqualified opinion and includes an explanatory paragraph relating to the use of the financial statements for the year ended December 31, 2001 audited by other auditors in arriving at the information for the year ended December 31, 2001 contained in footnote 5; report dated February 21, 2003 accompanying the consolidated financial statements of Keyport Life Insurance Company expresses an unqualified opinion and includes an explanatory paragraph relating to the Keyport Life Insurance Company's adoption of provisions of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, effective January 1, 2002, described in Note 1), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of Keyport Life Insurance Company at December 31, 2001, and for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the year ended December 31, 2000, and the statement of changes in net assets of the Variable Account at December 31, 2001 and for the year in the period ended December 31, 2001, as set forth in their reports. We have included these financial statements herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Their principal office is located at 200 Clarendon Street, Boston, Massachusetts.

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INVESTMENT PERFORMANCE

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The Variable Account may from time to time quote performance information concerning its various Sub-accounts. A Sub-account's performance may also be compared to the performance of Sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report) or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity Sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity. Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

The tables below provide performance results for each Sub-account through December 31, 2002. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract Owner. Moreover, the performance information for four of the Sub-accounts (LFSF, LAAF, SRGSF and LSCGF) reflects the investment experience of the Eligible Funds previously available under the Variable Account. The Funds of the SteinRoe Trust replaced these other mutual funds as the Eligible Funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B of the prospectus. The performance information for the same four Sub-accounts also reflects historical asset-based charges for the period before May 1, 1989 that are at a lower level than the current asset-based charges.

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Average Annual Total Return for a Contract that is Surrendered and for a Contract that Continues

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The first section of the following table was calculated using the method prescribed by the Securities and Exchange Commission. It illustrates each Sub-account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment and the surrender of the contract at the end of each period. The Sub-account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-account for the period specified.

Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Contract and the Sub-account except for any premium taxes that may be payable. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Contract is surrendered; the annual 1.25% Mortality and Expense Risk Charge; for any period on or after May 1, 1989, the annual 0.15% sales charge; and, on an allocated basis, the Contract's Contract Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-account is equal to the percentage charge in effect at the end of the period multiplied by: the assumed $1,000 payment less any amount of that payment that is free of Contingent Deferred Sales Charge under the Contract's surrender provisions. The percentage charge declines from 7% to 1% over 7 years by 1% per year. The Contract Maintenance Charge used in the calculations for a particular Sub-account is equal to a dollar and time-weighted average for that Sub-account based on a yearly charge of $30 for the portion of the period shown that is before 7/1/94 and $36 for any later portion of that period. A particular Sub-account's prorated portion is then equated to a $1,000 basis by multiplying it by a fraction equal to $1,000 divided by the average Contract Value in that Sub-account during the period shown.

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The second section of the table was calculated in the same manner as the first except no Contingent Deferred Sales Charge was deducted since it is assumed the Contract continues through the end of each period.

If the current charges under the Contracts had been in effect during the period before May 1, 1989, any total return percentage that includes a period before May 1, 1989 would be lower than the percentage shown since current Accumulation Unit values reflect additional asset-based charges of .15% (i.e., total asset-based charges of 1.40% rather than 1.25%).

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Average Annual Total Return for a

Contract Surrendered on 12/31/02

Hypothetical $1,000 Purchase Payment*

Length of Investment Period
	One	Three	Five	Ten	Since Contract
Sub-account	Year	Years	Years	Years	Inception Shown
LFSF	2.23%	6.53%	5.24%	5.39%	5.41%(10/27/86)
LAAF	-18.17%	-9.99%	-1.70%	4.60%	4.83%(05/14/85)
SRGSF	-35.26%	-24.77%	-5.82%	4.36%	6.55%(05/26/87)
LSCGF	-29.81%	-16.01%	-6.34%	3.72%	4.81%(05/16/85)
CIF	-19.68%	-21.10%	-4.957	N/A	-3.06%(05/03/94)
LGIF	-27.65%	-9.58%	-0.24%	N/A	9.11%(07/05/94)
CSIF	1.03%	1.32%	2.18%	N/A	5.25%(07/05/94)
NTF	-23.03%	-19.33%	-3.90%	N/A	-4.31%(05/01/95)

* See footnote 1 on page 7 of the prospectus for the expense reimbursement percentages applicable to the Funds of the SteinRoe Trust. See footnote 1 on page 6 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds. The return percentages shown would be lower without this expense reimbursement.

Average Annual Total Return for a

Contract Still in force on 12/31/01

Hypothetical $1,000 Purchase Payment*

Length of Investment Period
	One	Three	Five	Ten	Since Contract
Sub-account	Year	Years	Years	Years	Inception Shown
LFSF	8.23%	7.72%	5.58%	5.40%	5.41%(10/27/86)
LAAF	-12.95%	-8.72%	-1.28%	4.60%	4.83%(05/14/85)
SRGSF	-31.12%	-23.69%	-5.42%	4.37%	6.55%(05/26/87)
LSCGF	-25.33%	-14.82%	-5.94%	3.73%	4.81%(05/16/85)
CIF	-14.55%	-19.97%	-4.57%	N/A	-3.05%(05/03/94)
LGIF	-23.03%	-8.31%	0.18%	N/A	9.11%(07/05/94)
CSIF	7.03%	2.63%	2.56%	N/A	5.26%(07/13/94)
NTF	-18.11%	-18.18%	-3.49%	N/A	-4.30%(05/01/95)

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* See footnote 1 on page 7 of the prospectus for the expense reimbursement percentages applicable to the Funds of the SteinRoe Trust. See footnote 1 on page 6 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds. The return percentages shown would be lower without this expense reimbursement.

Change in Accumulation Unit Value

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The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-account and is computed differently than the standardized average annual total return information.

A Sub-account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Contract's annual 1.25% Mortality and Expense Risk Charge and for any period on or after May 1, 1989, the annual .15% sales charge. They do not reflect deductions for any Contingent Deferred Sales Charge, Contract Maintenance Charge, and premium taxes. The rates of change would be lower if these charges were included.

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If the current charges under the Contract had been in effect during the period before May 1, 1989, any change percentage that includes a period before May 1, 1989 would be lower than the percentage shown since current Accumulation Unit values reflect additional asset-based charges of .15% (i.e., total asset-based charges of 1.40% rather than 1.25%).

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	Average Annual Change
	In Accumulation Unit	12-Month Period Change
	Value From Contract	in Accumulation Unit Value**
Sub-	Inception Shown
Account	through 12/31/02**	1993	1994	1995	1996
LFSF	5.41%(10/27/86)	4.79%	-2.93%	14.15%	3.24%
LAAF	4.83%(05/14/85)	7.78%	-4.52%	23.75%	14.02%
SRGSF	6.55%(05/26/87)	3.52%	-7.64%	35.84%	19.59%
LSCGF	4.81%(05/16/85)	33.80%	-0.21%	10.21%	25.18%
CIF	-3.05%(05/03/94)	N/A	-6.86%*	4.39%	3.61%
LGIF	9.11%(07/05/94)	N/A	3.69%*	27.91%	20.14%
CSIF	5.26%(07/13/94)	N/A	0.14%*	16.67%	8.20%
NTF	-4.30%(05/01/95)	N/A	N/A	14.45%*	9.70%

	12-Month Period Change in Accumulation Unit Value**

Sub-account	1997	1998	1999	2000	2001	2002
LFSF	7.54%	5.32%	-0.34%	9.40%	5.55%	8.23%
LAAF	15.21%	10.99%	11.07%	-2.44%	-10.45%	-12.95%
SRGSF	30.45%	26.14%	35.05%	-13.23%	-25.66%	-31.12%
LSCGF	6.32%	-18.45%	46.05%	-6.71%	-11.28%	-25.33%
CIF	-4.12%	11.40%	38.64%	-19.59%	-25.41%	-14.55%
LGIF	30.41%	18.49%	10.45%	2.18%	-1.98%	-23.03%
CSIF	7.70%	4.56%	0.38%	-1.32%	2.35%	7.03%
NTF	-32.09%	-7.73%	65.70%	-16.80%	-19.62%	-18.11%

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* Percentage of change is for less than 12 months; it is for the period from the inception date shown in the second column to the end of the year.

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** Expense reimbursement was applicable to LFSF beginning January 1, 1989 to the extent expenses, including management fees, exceeded 1.00% of average annual assets. See footnote 1 on page 6 of the prospectus for the expense reimbursement percentages applicable to LFSF and the other Funds of the SteinRoe Trust beginning May 1, 1993. See footnote 1 on page 7 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds beginning July 1, 1993; CSIF was at 1.00% before May 1, 1995 when it decreased to .80%. The return percentages shown would be lower without this expense reimbursement.

Yields for LMMF Sub-account

Yield and effective yield percentages for the SRMMF Sub-account are calculated using the method prescribed by the Securities and Exchange Commission. Both yields reflect the deduction of the annual 1.40% asset-based Contract charges. Both yields also reflect, on an allocated basis, the Contract's annual $36 Contract Maintenance Charge. Both yields do not reflect Contingent Deferred Sales Charges and premium taxes. The yields would be lower if these charges were included. The following are the standardized formulas:

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Yield equals:   (A - B - 1) x  365

                            C                7

Effective Yield Equals:   (A - B)365/7 - 1

                                            C

Where:

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A	=	the Accumulation Unit value at the end of the 7-day period.

B	=

hypothetical Contract Maintenance Charge for the 7-day period. The assumed annual LMMF charge is equal to the $36 Contract charge multiplied by a fraction equal to the average number of Contracts with LMMF Sub-account value during the 7-day period divided by the average total number of Contracts during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one LMMF Accumulation Unit during the 7-day period divided by the average Contract Value in LMMF Sub-account during the 7-day period.

C	=	the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the LMMF Sub-account will continue over an entire year. The effective yield formula also annualizes seven days of net income but it assumes that the net income is reinvested over the year. This compounding effect causes effective yield to be higher than the yield.

For the 7-day period ended 12/31/01 the yield for the LMMF Sub-account was -0.87% and the effective yield was -0.73%.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Keyport Life Insurance Company are included herein. The consolidated financial statements of Keyport Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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

Independent Auditors' Report

To the Board of Directors of Keyport Life Insurance Company

and Contract Owners of KMA Variable Account

We have audited the accompanying statements of assets and liabilities of the Sub-Accounts of Keyport Life Insurance Company - KMA Variable Account (comprising, respectively, the Evergreen Money Market Fund (A), Evergreen Diversified Bond Fund (A), Evergreen High Income Bond Fund (A), Evergreen Blue Chip Fund (A), Evergreen Small Company Growth Fund (A), Liberty Value Fund VS (A), Stein Roe Global Utilities Fund VS (A), Colonial International Fund for Growth VS (A), Colonial Strategic Income Fund VS (A), Colonial U.S. Growth and Income Fund VS (A), Newport Tiger Fund VS (A), Stein Roe Money Market Fund VS (A), Stein Roe Small Company Growth Fund VS (A), Stein Roe Balanced Fund VS (A), Liberty Federal Securities Fund VS (A), Stein Roe Growth Stock Fund VS (A)) (the "Sub-Accounts") as of December 31, 2002, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of Keyport Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of changes in net assets of the Sub-Accounts for the year ended December 31, 2001 were audited by other auditors whose report, dated April 5, 2002, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2002 and the results of their operations and changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The information contained in footnote 5 for the year ended December 31, 2001 was derived from the financial statements for the year ended December 31, 2001 audited by other auditors, whose report, dated April 5, 2002 expressed an unqualified opinion.

Deloitte & Touche LLP

Boston, Massachusetts

April 18, 2003

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statements of Assets and Liabilities

December 31, 2002

	Shares	Cost	Value
Assets
Investments at market value:
Keystone Custodian Funds
Evergreen Money Market Fund - A	52,530	$52,530	$52,530
Evergreen Diversified Bond Fund - A	1,738	27,028	25,913
Evergreen High Income Bond Fund - A	5,429	29,805	16,939
Evergreen Blue Chip Fund - A	2,977	51,925	56,826
Evergreen Small Company Growth Fund - A	41,772	235,107	132,834

Liberty Variable Investment Trust
Liberty Value Fund VS (A)	2,760,850	28,989,317	29,596,315
Stein Roe Global Utilities Fund VS (A)	1,319,979	13,260,835	11,972,212
Colonial International Fund for Growth VS (A)	3,252,630	6,472,291	4,098,314
Colonial Strategic Income Fund VS (A)	2,165,753	22,919,233	19,296,861
Colonial U.S. Growth & Income Fund VS (A)	1,994,839	22,989,661	23,878,226
Newport Tiger Fund VS (A)	8,050,834	16,358,101	11,673,710

SteinRoe Variable Investment Trust
Stein Roe Money Market Fund VS (A)	41,245,201	41,245,201	41,245,201
Stein Roe Small Company Growth Fund VS (A)	5,254,411	75,813,450	36,202,894
Stein Roe Balanced Fund VS (A)	6,509,144	77,949,065	77,263,537
Liberty Federal Securities Fund VS (A)	2,179,050	21,729,435	24,775,800
Stein Roe Growth Stock Fund VS (A)	2,386,249	40,965,845	46,484,131
Total Assets		$369,088,829	326,772,243
Liabilities			-
Net assets			$326,772,243

	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuity Reserve	Total
Net Assets
Evergreen High Income Bond Fund - A	434	$16,939	$-	$16,939
Evergreen Diversified Bond Fund - A	325	16,258	9,655	25,913
Evergreen Money Market Fund - A	2,006	49,050	3,480	52,530
Evergreen Blue Chip Fund - A	846	43,133	13,693	56,826
Evergreen Small Company Growth Fund - A	3,318	129,988	2,847	132,835
Colonial International Fund for Growth VS (A)	472,370	3,617,560	480,754	4,098,314
Newport Tiger Fund VS (A)	506,623	3,608,213	122,126	3,730,339
Stein Roe Global Utilities Fund VS (A)	792,096	11,180,247	791,965	11,972,212
Colonial Strategic Income Fund VS (A)	1,161,972	17,939,979	1,356,882	19,296,861
Colonial U.S. Growth & Income Fund VS (A)	1,086,236	22,760,911	1,117,315	23,878,226
Liberty Federal Securities Fund VS (A)	1,004,113	23,851,685	924,115	24,775,800
Liberty Value Fund VS (A)	1,422,363	27,825,667	1,770,648	29,596,315
Stein Roe Small Company Growth Fund VS (A)	1,323,393	35,028,427	1,174,467	36,202,894
Stein Roe Money Market Fund VS (A)	2,175,793	40,227,670	1,017,531	41,245,201
Stein Roe Growth Stock Fund VS (A)	1,590,411	45,266,830	1,217,300	46,484,131
Stein Roe Balanced Fund VS (A)	2,984,931	73,499,451	3,764,087	77,263,537
Net asset of contracts owners		$305,062,008	$13,766,865	318,828,873
Retained by Keyport Life Insurance Company				7,943,370
				$326,772,243

See notes to Financial Statements.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statements of Operations

For the Year Ended December 31, 2002

	Evergreen Money Market Fund - A	Evergreen Diversified Bond Fund - A	Evergreen Small Company Growth Fund - A
	2002	2002	2002
Income
Dividends	$551	$1,479	$-

Expenses
Mortality and expense risk and administrative charges	635	278	1,583
Net investment income (loss)	$(84)	$1,201	$(1,583)

Realized gains (losses) on investment
Realized gain (loss) on sale	$-	$10	$(13,324)
Realized gain distributions	-	-	-
Realized gain (loss)	$-	$10	$(13,324)

Change in unrealized appreciation (depreciation) during the year	$-	$406	$(32,181)

Net increase (decrease) in net assets from operations	$(84)	$1,617	$(47,088)

	Evergreen High Income Bond Fund - A	Evergreen Blue Chip Fund - A	Stein Roe Global Utilities Fund VS (A)
	2002	2002	2002
Income
Dividends	$1,375	$-	$427,286

Expenses
Mortality and expense risk and administrative charges	183	750	217,686
Net investment income (loss)	$1,192	$(750)	$209,600

Realized gains (losses) on investment
Realized gain (loss) on sale	$-	$(423)	$(282,951)
Realized gain distributions	-	-	-
Realized gain (loss)	$-	$(423)	$(282,951)

Change in unrealized appreciation (depreciation) during the year	$(561)	$(16,535)	$(2,533,380)

Net increase (decrease) in net assets from operations	$631	$(17,708)	$(2,606,731)

See notes to Financial Statements.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statements of Operations

For the Year Ended December 31, 2002

	Liberty Value Fund VS (A)	Colonial Strategic Income Fund VS (A)	Colonial U.S. Growth & Income Fund VS (A)
	2002	2002	2002
Income
Dividends	$455,266	$1,541,652	$325,636

Expenses
Mortality and expense risk and administrative charges	563,239	300,794	461,905
Net investment income (loss)	$(107,973)	$1,240,858	$(136,269)

Realized gains (losses) on investment
Realized gain (loss) on sale	$171,151	$(903,651)	$(430,699)
Realized gain distributions	273,436	-	-
Realized gain (loss)	$444,587	$(903,651)	$(430,699)

Change in unrealized appreciation (depreciation) during the year	$(10,164,629)	$1,034,667	$(8,048,161)

Net increase (decrease) in net assets from operations	$(9,828,015)	$1,371,874	$(8,615,129)

	Colonial International Fund for Growth VS (A)	Newport Tiger Fund VS (A)	Stein Roe Money Market Fund VS (A)
	2002	2002	2002
Income
Dividends	$16,220	$158,892	$569,182

Expenses
Mortality and expense risk and administrative charges	73,087	71,798	615,009
Net investment income (loss)	$(56,867)	$87,094	$(45,827)

Realized gains (losses) on investment
Realized gain (loss) on sale	$(565,335)	$(462,099)	$-
Realized gain distributions	-	-	-
Realized gain (loss)	$(565,335)	$(462,099)	$-

Change in unrealized appreciation (depreciation) during the year	$(176,449)	$(2,176,185)	$-

Net increase (decrease) in net assets from operations	$(798,651)	$(2,551,190)	$(45,827)

See notes to Financial Statements.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statements of Operations

For the Year Ended December 31, 2002

	Stein Roe Small Company Growth Fund VS (A)	Stein Roe Balanced Fund VS (A)
	2002	2002
Income
Dividends	$-	$3,200,151

Expenses
Mortality and expense risk and administrative charges	650,272	1,340,079
Net investment income (loss)	$(650,272)	$1,860,072

Realized gains (losses) on investment
Realized gain (loss) on sale	$(1,619,419)	$(62,566)
Realized gain distributions	-	-
Realized gain (loss)	$(1,619,419)	$(62,566)

Change in unrealized appreciation (depreciation) during the year	$(11,857,240)	$(15,148,990)

Net increase (decrease) in net assets from operations	$(14,126,931)	$(13,351,484)

	Liberty Federal Securities Fund VS (A)	Stein Roe Growth Stock Fund VS (A)
	2002	2002
Income
Dividends	$1,109,853	$141,816

Expenses
Mortality and expense risk and administrative charges	356,482	902,100
Net investment income (loss)	$753,371	$(760,284)

Realized gains (losses) on investment
Realized gain (loss) on sale	$64,948	$929,256
Realized gain distributions	-	-
Realized gain (loss)	$64,948	$929,256

Change in unrealized appreciation (depreciation) during the year	$1,093,659	$(24,894,443)

Net increase (decrease) in net assets from operations	$1,911,978	$(24,725,471)

See notes to Financial Statements.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Years Ended December 31, 2002 and 2001

	Evergreen Money Market Fund - A		Evergreen Diversified Bond Fund - A
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(84)	$79	$1,201	$1,284
Realized gains (losses)	-	-	10	2
Change in unrealized appreciation (depreciation) during the year	-	-	406	112
Net increase (decrease) in net assets from operations	$(84)	$79	$1,617	$1,398

Contract transactions:
Payments received from contract owners	$-	$-	$-
Transfers between subaccounts, net	(21,526)	398	(153)	-
Transfers for contract terminations	-	(5,003)	(1,640)	-
Net increase (decrease) in net assets from contract transactions	$(21,526)	$(4,605)	$(1,793)	$-

Total increase (decrease) in net assets	$(21,610)	$(4,526)	$(176)	$1,398

Net assets at beginning of year	$74,140	$78,666	$26,089	$24,691
Net assets at end of year	$52,530	$74,140	$25,913	$26,089

	Evergreen High Income Bond Fund - A		Evergreen Blue Chip Fund - A
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,192	$1,228	$(750)	$(939)
Realized gains (losses)	-	-	(423)	1,586
Change in unrealized appreciation (depreciation) during the year	(561)	(532)	(16,535)	(18,332)
Net increase (decrease) in net assets from operations	$631	$696	$(17,708)	$(17,685)

Contract transactions:
Payments received from contract owners	$500	$676	$-	$-
Transfers between subaccounts, net	-	-	(216)	(130)
Transfers for contract terminations	-	-	(2,788)	(9,613)
Net increase (decrease) in net assets from contract transactions	$500	$676	$(3,004)	$(9,743)

Total increase (decrease) in net assets	$1,131	$1,372	$(20,712)	$(27,428)

Net assets at beginning of year	$15,808	$14,436	$77,538	$104,966
Net assets at end of year	$16,939	$15,808	$56,826	$77,538

See notes to Financial Statements.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Years Ended December 31, 2002 and 2001

	Evergreen Small Company Growth Fund - A		Liberty Value Fund VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,583)	$(2,172)	$(107,973)	$(135,260)
Realized gains (losses)	(13,324)	(4,970)	444,587	5,565,335
Change in unrealized appreciation (depreciation) during the year	(32,181)	(37,152)	(10,164,629)	(6,745,555)
Net increase (decrease) in net assets from operations	$(47,088)	$(44,294)	$(9,828,015)	$(1,315,480)

Contract transactions:
Payments received from contract owners	$500	$675	$168,892	$265,250
Transfers between subaccounts, net	(2,144)	(305)	(1,778,469)	(1,000,181)
Transfers for contract terminations	(500)	(15,756)	(8,602,483)	(13,652,094)
Net increase (decrease) in net assets from contract transactions	$(2,144)	$(15,386)	$(10,212,060)	$(14,387,025)

Total increase (decrease) in net assets	$(49,232)	$(59,680)	$(20,040,075)	$(15,702,505)

Net assets at beginning of year	$182,066	$241,746	$49,636,390	$65,338,895
Net assets at end of year	$132,834	$182,066	$29,596,315	$49,636,390

	Stein Roe Global Utilities Fund VS (A)		Colonial International Fund for Growth VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$209,600	$(31,789)	$(56,867)	$(118,819)
Realized gains (losses)	(282,951)	1,624,918	(565,335)	(710,895)
Change in unrealized appreciation (depreciation) during the year	(2,533,380)	(5,896,891)	(176,449)	(1,948,889)
Net increase (decrease) in net assets from operations	$(2,606,731)	$(4,303,762)	$(798,651)	$(2,778,603)

Contract transactions:
Payments received from contract owners	$87,569	$100,908	$56,006	$25,228
Transfers between subaccounts, net	(1,052,222)	(1,198,892)	(134,871)	(1,138,993)
Transfers for contract terminations	(3,613,511)	(9,603,127)	(1,091,266)	(1,826,257)
Net increase (decrease) in net assets from contract transactions	$(4,578,164)	$(10,701,111)	$(1,170,131)	$(2,940,022)

Total increase (decrease) in net assets	$(7,184,895)	$(15,004,873)	$(1,968,782)	$(5,718,625)

Net assets at beginning of year	$19,157,107	$34,161,980	$6,067,096	$11,785,721
Net assets at end of year	$11,972,212	$19,157,107	$4,098,314	$6,067,096

See notes to Financial Statements.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Years Ended December 31, 2002 and 2001

	Colonial Strategic Income Fund VS (A)		Colonial U.S. Growth & Income Fund VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,240,858	$1,709,022	$(136,269)	$(240,013)
Realized gains (losses)	(903,651)	(699,215)	(430,699)	6,994,929
Change in unrealized appreciation (depreciation) during the year	1,034,667	(328,353)	(8,048,161)	(7,970,569)
Net increase (decrease) in net assets from operations	$1,371,874	$681,454	$(8,615,129)	$(1,215,653)

Contract transactions:
Payments received from contract owners	$180,104	$97,483	$128,354	$174,351
Transfers between subaccounts, net	(523,555)	(778,028)	(1,216,603)	(1,094,011)
Transfers for contract terminations	(5,655,157)	(6,557,778)	(7,100,251)	(9,846,717)
Net increase (decrease) in net assets from contract transactions	$(5,998,608)	$(7,238,323)	$(8,188,500)	$(10,766,377)

Total increase (decrease) in net assets	$(4,626,734)	$(6,556,869)	$(16,803,629)	$(11,982,030)

Net assets at beginning of year	$23,923,595	$30,480,464	$40,681,855	$52,663,885
Net assets at end of year	$19,296,861	$23,923,595	$23,878,226	$40,681,855

	Newport Tiger Fund VS (A)		Stein Roe Money Market Fund VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$87,094	$23,355	$(45,827)	$1,055,524
Realized gains (losses)	(462,099)	(541,171)	-	-
Change in unrealized appreciation (depreciation) during the year	(2,176,185)	(3,354,932)	-	-
Net increase (decrease) in net assets from operations	$(2,551,190)	$(3,872,748)	$(45,827)	$1,055,524

Contract transactions:
Payments received from contract owners	$29,803	$26,879	$226,796	$274,766
Transfers between subaccounts, net	(310,954)	(647,254)	19,474,840	22,707,048
Transfers for contract terminations	(918,782)	(1,291,805)	(25,723,998)	(25,793,763)
Net increase (decrease) in net assets from contract transactions	$(1,199,933)	$(1,912,180)	$(6,022,362)	$(2,811,949)

Total increase (decrease) in net assets	$(3,751,123)	$(5,784,928)	$(6,068,189)	$(1,756,425)

Net assets at beginning of year	$15,424,833	$21,209,761	$47,313,390	$49,069,815
Net assets at end of year	$11,673,710	$15,424,833	$41,245,201	$47,313,390

See notes to Financial Statements.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statements of Changes In Net Assets

For the Years Ended December 31, 2002 and 2001

Stein Roe Small Company Growth Fund VS (A)			Stein Roe Balanced Fund VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(650,272)	$(969,799)	$1,860,072	$2,406,882
Realized gains (losses)	(1,619,419)	33,655,282	(62,566)	7,858,095
Change in unrealized appreciation (depreciation) during the year	(11,857,240)	(42,377,163)	(15,148,990)	(26,300,278)
Net increase (decrease) in net assets from operations	$(14,126,931)	$(9,691,680)	$(13,351,484)	$(16,035,301)

Contract transactions:
Payments received from contract owners	$229,298	$222,622	$598,740	$466,490
Transfers between subaccounts, net	(1,668,534)	(1,763,547)	(3,512,704)	(4,144,708)
Transfers for contract terminations	(9,046,602)	(13,798,290)	(19,463,087)	(31,560,490)
Net increase (decrease) in net assets from contract transactions	$(10,485,838)	$(15,339,215)	$(22,377,051)	$(35,238,708)

Total increase (decrease) in net assets	$(24,612,769)	$(25,030,895)	$(35,728,535)	$(51,274,009)

Net assets at beginning of year	$60,815,663	$85,846,558	$112,992,072	$164,266,081
Net assets at end of year	$36,202,894	$60,815,663	$77,263,537	$112,992,072

	Liberty Federal Securities Fund VS (A) [1]		Stein Roe Growth Stock Fund VS (A)
	2002	2001	2002	2001
Increase (decrease) in net assets from operations:
Net investment income (loss)	$753,371	$1,264,854	$(760,284)	$(1,579,156)
Realized gains (losses)	64,948	150,127	929,256	25,423,301
Change in unrealized appreciation (depreciation) during the year	1,093,659	40,210	(24,894,443)	(60,022,559)
Net increase (decrease) in net assets from operations	$1,911,978	$1,455,191	$(24,725,471)	$(36,178,414)

Contract transactions:
Payments received from contract owners	$83,472	$53,506	$313,998	$417,087
Transfers between subaccounts, net	2,705,203	2,374,351	(4,717,285)	(5,740,172)
Transfers for contract terminations	(4,986,063)	(7,356,586)	(11,035,751)	(24,720,103)
Net increase (decrease) in net assets from contract transactions	$(2,197,388)	$(4,928,729)	$(15,439,038)	$(30,043,188)

Total increase (decrease) in net assets	$(285,410)	$(3,473,538)	$(40,164,509)	$(66,221,602)

Net assets at beginning of year	$25,061,210	$28,534,748	$86,648,640	$152,870,242
Net assets at end of year	$24,775,800	$25,061,210	$46,484,131	$86,648,640

1 Name changed from Stein Roe Mortgage Securities Fund effective May 1, 2001

See notes to Financial Statements.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements

1. Organization

KMA Variable Account (the "Variable Account") is a separate investment account established by Keyport Life Insurance Company (the "Company") to receive and invest premium payments under flexible purchase payment deferred and immediate variable annuity contracts issued by the Company. The Variable Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in eligible mutual funds.

With the exception of K-100 contractholders, there are currently two funding vehicles available to the Variable Account, the SteinRoe Variable Investment Trust ("SRVIT") and the Liberty Variable Investment Trust ("LVIT"). A third trust, Keystone Custodian Funds, is only available to existing K-100 contractholders. This contract series was issued prior to May 1, 1986. There are currently eleven available subaccounts within the Variable Account to which contract funds may be allocated.

On May 1, 2001, the fund name for Stein Roe Mortgage Securities Fund was changed to Liberty Federal Securities Fund.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the SRVIT and LVIT funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company.

The net assets retained by the Company represent seed money shares invested in certain sub-accounts required to commence operations. The seed money is stated at market value (shares multiplied by net asset value per share).

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company does not anticipate any tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes has been made.

If a policyholder's financial transaction is not executed on the appropriate investment date, a correcting buy or sell of shares is required by the Company to make the policyholder whole. The resulting risk of a gain or loss does not have any effect on the policyholder's account and is fully assumed by the Company. Amounts retained by the Company are invested in the Variable Account for this purpose.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

3. Expenses

There are not any deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk. The effective annual rates as a percentage of contract value are as follow:

Keyport Flex I: 1.25%

Keyport Flex II: 1.35%

Keystone 100: 1.00%

Preferred Advisor: 1.25%; a daily sales charge is also deducted at an effective annual rate of 0.15% of contract value.

Preferred Advisor Employee: 0.35%

4. Affiliated Company Transactions

The Company provides administrative services necessary for the operation of the Variable Account. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Stein Roe & Farnham, Inc. ("Stein Roe"), is the investment advisor to the SRVIT. Liberty Advisory Services Corporation (LASC) is the investment advisor to the LVIT. Colonial Management Associates, Inc. ("Colonial") is the investment sub-advisor to the LVIT. Keyport Financial Services Corp. (KFSC), a wholly owned subsidiary of the Company, is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is based upon the fair value of the mutual funds.

KFSC was a wholly owned subsidiary of LASC until October 31, 2001 at which time LASC transferred its ownership in KFSC in the form of dividend to the Company. LASC was a wholly owned subsidiary of the Company and, Stein Roe and Colonial were affiliates of the Company through October 31, 2001. On November 1, 2001, the Company was sold to Sun Life Financial of Canada (U.S.) Holdings, Inc., an indirect subsidiary of Sun Life Assurance Company of Canada, which is a subsidiary of Sun Life Financial Services, Inc.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

5. Unit Values

A summary of the units outstanding, unit values, net assets, the investment income ratios, the expense ratios (excluding expenses of the underlying funds) and the total return for the year ended December 31, 2002 and 2001 are as follows:

	At December 31, 2002 and 2001					For the years ended December 31, 2002 and 2001
						Investment
		Unit Fair Value			Net	Income	Expense Ratio [2]			Total Return [3]
	Units [5]	lowest to highest			Assets [4]	Ratio [1]	lowest to highest			lowest to highest
Colonial International Fund for Growth VS (A)
December 31, 2002	533,617	$7.646	to	$8.583	$4,098,314	0.32%	0.35%	to	1.39%	-14.55%	to	-13.66%
December 31, 2001	674,986	8.948	to	9.940	6,067,096	0.00%	0.35%	to	1.39%	-25.41%	to	-24.62%

Colonial Strategic Income Fund VS (A)
December 31, 2002	1,249,742	13.694	to	16.758	19,296,861	7.22%	0.35%	to	1.39%	7.03%	to	8.15%
December 31, 2001	1,659,476	12.776	to	15.495	23,923,595	7.66%	0.35%	to	1.39%	0.52%	to	3.42%

Colonial US Growth & Income Fund VS (A)
December 31, 2002	1,141,671	19.139	to	22.993	23,878,226	1.03%	0.35%	to	1.39%	-23.03%	to	-22.22%
December 31, 2001	1,498,012	24.853	to	29.563	40,681,855	0.93%	0.35%	to	1.39%	-1.98%	to	-0.95%

Evergreen Blue Chip Fund - A
December 31, 2002	1,105	46.665	to	72.012	56,826	0.00%	1.00%	to	1.00%	-23.21%	to	-23.21%
December 31, 2001	1,156	61.152	to	72.012	77,538	0.00%	1.00%	to	1.00%	-17.94%	to	-17.64%

Evergreen Diversified Bond Fund - A
December 31, 2002	522	39.727	to	50.006	25,913	5.73%	1.00%	to	1.00%	0.54%	to	6.56%
December 31, 2001	561	39.651	to	46.930	26,089	6.11%	1.00%	to	1.00%	0.54%	to	5.74%

Evergreen Small Company Growth Fund - A
December 31, 2002	3,394	36.308	to	64.728	132,834	0.00%	1.00%	to	1.00%	-26.96%	to	-26.96%
December 31, 2001	3,398	49.707	to	64.728	182,066	0.00%	1.00%	to	1.00%	-17.94%	to	-17.94%

Evergreen High Income Bond Fund - A
December 31, 2002	434	31.778	to	39.035	16,939	8.41%	1.00%	to	1.00%	4.05%	to	4.05%
December 31, 2001	421	31.778	to	37.515	15,808	9.13%	1.00%	to	1.00%	4.92%	to	4.92%

Evergreen Money Market Fund - A
December 31, 2002	2,159	19.329	to	24.453	52,530	0.99%	1.00%	to	1.00%	0.01%	to	0.01%
December 31, 2001	2,021	19.329	to	24.453	49,151	1.03%	1.00%	to	1.00%	0.04%	to	0.04%

Liberty Federal Securities Fund VS (A)
December 31, 2002	1,042,678	17.804	to	26.279	24,775,800	4.51%	0.35%	to	1.39%	8.23%	to	9.37%
December 31, 2001	1,142,121	16.279	to	24.243	25,061,210	6.12%	0.35%	to	1.39%	4.97%	to	6.66%

Liberty Value Fund VS (A)
December 31, 2002	1,511,503	10.427	to	21.444	29,596,315	1.18%	0.35%	to	1.39%	-21.63%	to	-20.81%
December 31, 2001	1,986,529	13.299	to	27.080	49,636,390	1.22%	0.35%	to	1.39%	-1.57%	to	0.28%

Newport Tiger Fund VS (A)
December 31, 2002	525,569	5.915	to	7.732	3,730,340	1.06%	0.35%	to	1.39%	-18.11%	to	17.26%
December 31, 2001	676,415	7.220	to	9.345	5,858,597	0.69%	0.35%	to	1.39%	-19.62%	to	-18.77%

Stein Roe Balanced Fund VS (A)
December 31, 2002	3,142,740	16.272	to	38.476	77,263,537	3.45%	0.35%	to	1.39%	-12.95%	to	-12.03%
December 31, 2001	4,017,862	18.499	to	44.024	112,992,072	3.24%	0.35%	to	1.39%	-10.45%	to	-9.51%

Stein Roe Global Utilities Fund VS (A)
December 31, 2002	847,466	14.108	to	15.394	11,972,212	2.89%	0.35%	to	1.39%	-14.52%	to	-13.63%
December 31, 2001	1,159,486	16.504	to	17.823	19,157,107	1.34%	0.35%	to	1.39%	-15.21%	to	-13.14%

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

5. Unit Values (continued)

	At December 31, 2002 and 2001					For the years ended December 31, 2002 and 2001
						Investment
		Unit Fair Value			Net	Income	Expense Ratio [2]			Total Return [3]
	Units [5]	lowest to highest			Assets [4]	Ratio [1]	lowest to highest			lowest to highest
Stein Roe Growth Stock Fund VS (A)
December 31, 2002	1,634,681	$17.785	to	$68.115	$46,484,131	0.22%	0.35%	to	1.39%	-31.12%	to	-30.40%
December 31, 2001	2,118,032	25.553	to	98.503	86,648,640	0.00%	0.35%	to	1.39%	-25.66%	to	-24.60%

Stein Roe Money Market Fund VS (A)
December 31, 2002	2,236,488	14.490	to	28.469	41,245,201	1.25%	0.35%	to	1.39%	-0.15%	to	0.89%
December 31, 2001	2,591,314	14.361	to	28.399	47,244,669	3.55%	0.35%	to	1.39%	2.14%	to	3.26%

Stein Roe Small Company Growth VS (A)
December 31, 2002	1,371,386	14.646	to	63.203	36,202,894	0.00%	0.35%	to	1.39%	-25.33%	to	-24.55%
December 31, 2001	1,728,968	19.412	to	84.314	60,815,663	0.00%	0.35%	to	1.39%	-11.28%	to	-6.75%

1 These amounts represent the dividends and other income received by the subaccount from the underlying mutual fund, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

2 These ratio ranges represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratio ranges include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 These return ranges represent the total returns for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return ratio does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return ratio is calculated for the period indicated or from the effective date through the end of the reporting period

4 These net assets do not include seed money retained by the Company. The seed money was invested by the company in certain sub-accounts that required funds to commence operations.

5 These units represent both the deferred and the payout units of the underlined sub-accounts. However the units in the statements of asset and liability detail only the deferred units of the sub-account of the variable account.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities

The cost of mutual funds purchased and proceeds from mutual funds sold by the Variable Account during 2002 are shown below:

	PURCHASES	SALES
Evergreen Money Market Fund - A	$4,111	$25,721

Evergreen Diversified Bond Fund - A	1,479	2,071

Evergreen High Income Bond Fund - A	1,875	183

Evergreen Blue Chip Fund - A	-	3,753

Evergreen Small Company Growth Fund - A	20,445	24,172

Liberty Value Fund VS (A)	1,387,887	11,434,484

Stein Roe Global Utilities Fund VS (A)	463,406	4,831,969

Colonial International Fund for Growth VS (A)	169,663	1,396,661

Colonial Strategic Income Fund VS (A)	1,975,258	6,733,009

Colonial U.S. Growth & Income Fund VS (A)	910,538	9,235,308

Newport Tiger Fund VS (A)	458,851	1,571,691

Stein Roe Money Market Fund VS (A)	17,414,262	23,482,451

Stein Roe Small Company Growth Fund VS (A)	891,930	12,028,040

Stein Roe Balanced Fund VS (A)	3,780,958	24,297,936

Liberty Federal Securities Fund VS (A)	4,402,557	5,846,575

Stein Roe Growth Stock Fund VS (A)	1,488,800	17,688,123

	$33,372,020	$118,602,147

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

7. Changes in Unit Outstanding

The changes in units outstanding for the year ended December 31, 2002 were as follow:

	UNITS ISSUED	UNITS REDEEMED	NET INCREASE (DECREASE)
Evergreen Money Market Fund - A	146	7	139

Evergreen Diversified Bond Fund - A	-	39	(39)

Evergreen High Income Bond Fund - A	13	-	13

Evergreen Blue Chip Fund - A	-	52	(52)

Evergreen Small Company Growth Fund - A	500	504	(4)

Liberty Value Fund VS (A)	27,361	502,387	(475,026)

Stein Roe Global Utilities Fund VS (A)	2,373	314,393	(312,020)

Colonial International Fund for Growth VS (A)	18,433	159,803	(141,370)

Colonial Strategic Income Fund VS (A)	29,562	439,296	(409,734)

Colonial U.S. Growth & Income Fund VS (A)	23,201	379,541	(356,340)

Newport Tiger Fund VS (A)	34,339	185,185	(150,846)

Stein Roe Money Market Fund VS (A)	999,378	1,354,204	(354,826)

Stein Roe Small Company Growth Fund VS (A)	25,322	382,904	(357,582)

Stein Roe Balanced Fund VS (A)	21,607	896,729	(875,122)

Liberty Federal Securities Fund VS (A)	145,017	244,460	(99,443)

Stein Roe Growth Stock Fund VS (A)	36,570	519,922	(483,352)

	1,363,822	5,379,426	(4,015,604)

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

8. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, (the "Code") a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Keyport Life Insurance Company

Wellesley, Massachusetts

We have audited the accompanying consolidated balance sheet of Keyport Life Insurance Company (the "Company") and subsidiaries as of December 31, 2002, and the related consolidated statements of income, comprehensive income, stockholder's equity and cash flows for the year ended December 31, 2002. Our audit also included the related financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Keyport Life Insurance Company and subsidiaries at December 31, 2002, and the results of their operations and their cash flows for the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted the provisions of the Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2003

Report of Independent Auditors

The Board of Directors

Keyport Life Insurance Company

We have audited the consolidated balance sheet of Keyport Life Insurance Company as of December 31, 2001, and the related consolidated statements of income, stockholder's equity, comprehensive income, and cash flows for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Keyport Life Insurance Company at December 31, 2001, and the consolidated results of its operations and its cash flows for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 3 to the financial statements, in 2001, the Company changed its method of accounting for its derivatives.

ERNST & YOUNG LLP

Boston, Massachusetts

February 7, 2002

(except for the second paragraph of "Principles of Consolidation" in Note 2, as to which the date is December 31, 2002)

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in thousands)
	December 31,
	2002	2001
ASSETS		Restated

Cash and investments:
Fixed maturities available for sale (amortized cost: 2002 -$13,858,732;
2001 -$12,166,570)	$ 14,219,184	$ 12,108,767
Equity securities (cost: 2002 - $1,105; 2001 - $36,859)	1,127	39,658
Mortgage loans	169,567	31,124
Policy loans	642,712	636,351
Other invested assets	280,465	521,259
Short term investments	6,390	17,758
Cash and cash equivalents	448,446	2,117,200
Total cash and investments	15,767,891	15,472,117

Accrued investment income	189,798	185,268
Deferred policy acquisition costs	209,833	47,611
Value of business acquired	57,692	95,155
Goodwill	705,202	714,755
Current income tax receivable	53,917	1,622
Deferred income tax asset	76,012	181,175
Intangible assets	11,814	12,100
Receivable for investments sold	107,608	21,797
Other assets	64,867	36,306
Separate account assets	2,334,755	2,995,094

Total assets	$ 19,579,389	$ 19,763,000

LIABILITIES, MINORITY INTEREST AND STOCKHOLDER'S EQUITY

Liabilities:
Future contract and policy benefits	$ 40,510	$ 39,919
Policy liabilities	14,434,364	13,710,588
Payable for investments purchased and loaned	308,317	1,165,609
Other liabilities	428,504	59,602
Separate account liabilities	2,317,611	2,966,820
Total liabilities	17,529,306	17,942,538

Commitments and contingencies - Note 13

Minority interest	95,803	73,485

Stockholder's equity:
Common stock, $1.25 par value; authorized 2,500 shares;
2,412 issued and outstanding	3,015	3,015
Additional paid-in capital	1,682,080	1,688,841
Retained earnings	70,668	86,893
Accumulated other comprehensive income (loss)	198,517	(31,772)
Total stockholder's equity	1,954,280	1,746,977

Total liabilities, minority interest and stockholder's equity	$ 19,579,389	$ 19,763,000

The accompanying notes are an integral part of the consolidated financial statements

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)
	Year Ended	For the 2 month period ended December 31,	For the 10 month period ended	Year Ended
	December 31,	2001	October 31,	December 31,
	2002	Restated	2001	2000

Revenues:
Net investment income, including distributions from
private equity limited partnerships	$ 802,297	$ 146,603	$ 735,641	$ 856,808
Interest credited to policyholders	575,485	107,315	498,668	539,643
Investment spread	226,812	39,288	236,973	317,165

Net realized investment gains (losses)	(41,148)	2,223	(22,790)	(35,796)
Net derivative gains (losses)	(123,426)	99,972	446	-
Net change in unrealized and undistributed (losses)
gains in private equity limited partnerships	(7,591)	-	(17,088)	31,604
Premiums	20,285	4,057	-	-

Fee income:
Surrender charges	29,291	2,261	13,654	24,266
Separate account income	30,587	8,699	44,460	43,518
Management fees	6,754	1,080	5,715	6,207
Total fee income	66,632	12,040	63,829	73,991

Expenses:
Policy benefits	29,489	4,629	4,869	4,997
Operating expenses	94,724	12,499	55,710	64,875
Amortization of deferred policy acquisition costs	23,241	1,694	95,507	116,123
Amortization of value of business acquired	22,686	3,828	-	-
Amortization of intangible assets	286	-	1,047	1,256
Total expenses	170,426	22,650	157,133	187,251

(Loss) income before income taxes, minority interest and
Cumulative effect of accounting changes	(28,862)	134,930	104,237	199,713
Income tax expense (benefit)	(11,025)	47,228	26,635	57,128

(Loss) income before minority interest and cumulative effect
of accounting changes, net of tax	(17,837)	87,702	77,602	142,585

Minority interest share of (loss) income	(1,612)	809	-	-

(Loss) income before cumulative effect of
accounting changes	(16,225)	86,893	77,602	142,585
Cumulative effect of accounting changes, net of tax	-	-	60,847	-

Net (loss) income	$ (16,225)	$ 86,893	$ 16,755	$ 142,585

The accompanying notes are an integral part of the consolidated financial statements

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)
	Year Ended	For the 2 month period ended December 31,	For the 10 month period ended	Year Ended
	December 31,	2001	October 31,	December 31,
	2002	Restated	2001	2000

Net (loss) income	$ (16,225)	$ 86,893	$ 16,755	$ 142,585

Other comprehensive income
Net change in unrealized holding gains (losses) on
available-for-sale securities	$ 359,070	$ (52,372)	$ 415,507	$ 213,396
Net change in deferred acquisition costs	(20,800)	600	(343,300)	(192,300)
Net change in value of business acquired	(32,923)	5,700	-	-
Reclassification adjustments of realized investment
gains (losses) into net income (loss)	48,944	(2,800)	29,300	45,900
Income tax (expense) benefit	(124,002)	17,100	(16,400)	67,300

Other comprehensive income (loss), net of tax	$ 230,289	$ (31,772)	$ 85,107	$ 134,296

Comprehensive income	$ 214,064	$ 55,121	$ 101,862	$ 276,881

The accompanying notes are an integral part of the consolidated financial statements

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

				Accumulated
		Additional		Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total

Balance, December 31, 1999	3,015	505,933	665,055	(160,615)	1,013,388

Net income	-	-	142,585	-	142,585
Other comprehensive income, net of tax:	-	-	-	134,296	134,296
Dividends paid	-	-	(10,034)	-	(10,034)

Balance, December 31, 2000	3,015	505,933	797,606	(26,319)	1,280,235

Net income	-	-	16,755	-	16,755
Other comprehensive income, net of tax:	-	-	-	85,107	85,107
Dividends paid	-	-	(99)	-	(99)

Balance, October 31, 2001	3,015	505,933	814,262	58,788	1,381,998

Sale of stockholder's equity	(3,015)	(505,933)	(814,262)	(58,788)	(1,381,998)

Sun Life acquisition cost	3,015	1,703,462	-	-	1,706,477

Consolidation of SLNY	-	(14,621)	-	-	(14,621)
Net income	-	-	86,893	-	86,893
Other comprehensive income, net of tax:	-	-	-	(31,772)	(31,772)

Balance, December 31, 2001 - Restated	3,015	1,688,841	86,893	(31,772)	1,746,977

Consolidation of SLNY	-	(6,761)	-	-	(6,761)
Net loss	-	-	(16,225)	-	(16,225)
Other comprehensive income, net of tax:	-	-	-	230,289	230,289

Balance, December 31, 2002	$ 3,015	$ 1,682,080	$ 70,668	$ 198,517	$1,954,280

The accompanying notes are an integral part of the consolidated financial statements

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended	For the 2 month period ended December 31,	For the 10 month period ended	Year Ended
	December 31,	2001	October 31,	December 31,
	2002	Restated	2001	2000

Cash flows from operating activities:
Net (loss) income	$ (16,225)	$ 86,893	$ 16,755	$ 142,585
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
(Loss) income to minority interest	(1,612)	809	-	-
Cumulative effect of accounting changes	-	-	60,847	-
Non-cash derivative activity	145,277	(116,870)	94,048	-
Interest credited to policyholders	575,485	107,315	498,668	539,643
Net realized investment losses (gains)	41,148	(2,223)	22,790	35,796
Net change in unrealized and undistributed losses
(gains) in private equity limited partnerships	7,591	-	17,088	(31,604)
Amortization of intangible	286	-	-	-
Amortization of value of insurance in force & DAC	38,180	-	-	-
Net amortization on investments	55,597	(4,980)	(11,544)	59,836
Change in deferred policy acquisition costs	(188,239)	(12,102)	(64,985)	9,023
Change in current and deferred income taxes	(72,383)	49,519	(41,200)	5,783
Net change in other assets and liabilities	(17,171)	20,058	(116,807)	22,487
Net cash provided by operating activities	567,934	128,419	475,660	783,549

Cash flows from investing activities:
Investments purchased - available for sale	(11,413,485)	(1,511,630)	(1,973,207)	(3,802,286)
Investments sold - available for sale	9,864,337	1,664,219	2,026,942	2,877,082
Investments matured - available for sale	-	-	86,626	894,779
Decrease in policy loans	(6,361)	(4,022)	(11,092)	(21,346)
Decrease in mortgage loans	(138,443)	2,210	2,217	2,692
Other invested assets sold (purchased), net	37,286	(28,689)	46,111	8,336
Net change in short term investments	11,368	(2,689)	-	-
Net cash (used in) provided by
investing activities	(1,645,298)	119,399	177,597	(40,743)

Cash flows from financing activities:
Withdrawals from policyholder accounts	(2,292,504)	(469,068)	(1,993,388)	(2,249,950)
Deposits to policyholder accounts	2,473,975	446,220	1,565,504	1,569,168
Debt proceeds	380,000	-	-	-
Net change in securities lending	(1,152,861)	30,900	(106,709)	600,386
Dividend	-	-	-	(10,034)
Net cash (used in) provided by
financing activities	(591,390)	8,052	(534,593)	(90,430)

Change in cash and cash equivalents	(1,668,754)	255,870	118,664	652,376
Cash from consolidation of SLNY	-	14,387	-	-
Cash and cash equivalents at beginning of period	2,117,200	1,846,943	1,728,279	1,075,903

Cash and cash equivalents at end of period	$ 448,446	$ 2,117,200	$ 1,846,943	$ 1,728,279

The accompanying notes are an integral part of the consolidated financial statements

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

1. Change of Control

Through October 31, 2001, Keyport Life Insurance Company ("the Company") was a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("LFC"), which is a majority-owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

On May 3, 2001, LFC announced that it had reached a definitive agreement to sell its annuity and bank marketing businesses to Sun Life Financial Services of Canada Inc. ("SLF"), a Canadian holding company and parent of Sun Life Assurance Company of Canada ("SLOC"). The transaction was subject to customary conditions to closing, including receipt of approvals by various state insurance regulators in the U.S., certain other regulatory authorities in the U.S. and Canada and LFC's shareholders.

Effective after the close of business on October 31, 2001, all required approvals had been obtained and SLF Holdings, acquired the Company for approximately $1.7 billion in cash. As part of the acquisition, SLF Holdings, another indirect subsidiary of SLOC, acquired Independent Financial Marketing Group, Inc. ("IFMG"), an affiliate of the Company ($20 million of the total purchase price was allocated to IFMG). The acquisition of the Company and IFMG complements both SLF's product array and distribution capabilities and advances SLF towards its strategic goal of reaching a top 10 position in target product markets in North America. SLF also expects to reduce costs through economies of scale.

The acquisition was accounted for using the purchase method under Statement of Financial Accounting Standards ("SFAS") No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed are recorded at estimated fair value at the date of acquisition.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of November 1, 2001 (in thousands):

Assets:
Fixed-maturity securities	$ 10,609,150
Equity securities	35,313
Mortgage loans	7,216
Policy loans	631,916
Value of business acquired	105,400
Goodwill	714,755
Intangible assets	12,100
Deferred taxes	217,633
Other invested assets	363,586
Cash and cash equivalents	1,846,887
Other assets acquired	465,152
Separate account assets	3,941,527
Total assets acquired	18,950,635

Liabilities:
Policy liabilities	12,052,071
Other liabilities	1,262,045
Separate accounts	3,930,042
Total liabilities assumed	17,244,158

Net assets acquired	$ 1,706,477

In 2002, the Company completed its valuation of certain assets acquired and liabilities assumed. The revisions decreased goodwill by $9.6 million, decreased deferred taxes by $54.9 million, increased policy liabilities by $13.0 million, increased other liabilities by $13.7 million and reduced investments and other assets by $12.8 million and $5.8 million, respectively.

Intangible assets acquired primarily consist of state insurance licenses ($10.1 million) that are not subject to amortization. The remaining $2.0 million of intangible assets relate to product rights that have a weighted-average useful life of 7 years. Most of the goodwill is expected to be deductible for tax purposes.

As a result of the acquisition, the financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the periods prior to the acquisition and, therefore, are not directly comparable. For periods prior to the date of the acquisition, the balances are referred to as "Predecessor Basis."

2. Accounting Policies

Organization

The Company offers a diversified line of fixed, indexed and variable annuity products designed to serve the growing retirement savings market. These annuity products are sold through a wide-ranging network of banks, agents and security dealers throughout the United States.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

2. Accounting Policies (continued)

Principles of Consolidation

The consolidated financial statements include the Company and its wholly owned subsidiaries, Independence Life and Annuity Company ("Independence Life"), Keyport Benefit Life Insurance Company ("KBL") (through December 31, 2002), Liberty Advisory Services Corp. (through October 31, 2001) and Keyport Financial Services Corp. ("KFSC"). On October 31, 2001, the Company transferred its ownership interest in Liberty Advisory Service Corp., through a dividend, to LFC.

On December 31, 2002 the Company transferred its ownership interest in KBL for a 67% interest in Sun Life of New York ("SLNY"). SLNY and the Company are under common control. Accounting principles generally accepted in the United States (GAAP) require that the financial statements reflect such transaction to the earliest year presented or to the date the entities became under common control (November 1, 2001). Accordingly, the accompanying financial statements of the Company at December 31, 2001 and the two months then ended reflect the inclusion of SLNY in a manner similar to a pooling of interest. Minority interest has been established for a portion of the earnings not attributable to Keyport's 67% ownership. The restatement increased the Company's assets by $518.9 million and $619.2 million at December 31, 2002 and 2001, respectively. Net income was increased by $1.2 million for the year ended December 31, 2002 and decreased by $83,000 for the two-month period ended December 31, 2001.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"), which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. All significant intercompany transactions and balances have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investments in debt and equity securities classified as available for sale are carried at fair value, and after tax unrealized gains and losses (net of adjustments to deferred acquisition costs ("DAC") and value of business acquired ("VOBA")) are reported as a separate component of accumulated other comprehensive income (loss). The cost basis of securities is adjusted for declines in value that are determined to be other-than-temporary. Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for amortization of DAC and value of business acquired.

For the mortgage-backed bond portion of the fixed-maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans are carried at amortized cost. Policy loans are carried at the unpaid principal balances plus accrued interest and do not exceed the net cash surrender value of the related insurance policy.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

2. Accounting Policies (continued)

Investments in private equity limited partnerships, which are included in other invested assets, are accounted for on either the cost method or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The net change in unrealized and undistributed gains in private equity limited partnerships primarily represents increases (decreases) in the fair value of the underlying investments of the private equity limited partnerships that are accounted for under the equity method. The net change is recorded net of the related amortization of value of business acquired and of DAC, and net of the amounts realized, which are recognized in investment income. The financial information for these investments is obtained directly from the private equity limited partnerships on a periodic basis. There can be no assurance that any unrealized and undistributed gains (losses) will ultimately be realized or that the Company will not incur losses in the future on such investments.

The following amount represents the net change in unrealized and undistributed (losses) gains in private equity limited partnerships:
	Year Ended December 31, 2002	For the 2 month period ended December 31, 2001	For the 10 month period ended October 31, 2001	Year Ended December 31, 2000

Gross (loss) gain	$ (8,924)	-	$ (14,688)	$ 103,604
Net reclassification into net
investment income	-	-	(34,100)	(13,300)
	(8,924)	-	(48,788)	90,304
Less:
DAC & VOBA Amortization	(1,333)	-	(31,700)	58,700
	$ (7,591)	-	$ (17,088)	$ 31,604

Fee Income

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single-premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

Deferred Policy Acquisition Costs (DAC)

DAC relates to the costs of acquiring new business, which vary with, and are primarily related to, the production of new annuity business. Such acquisition costs include commissions, costs of policy issuance, and underwriting and selling expenses. These costs are deferred and amortized with interest in relation to the present value of estimated gross profits from mortality; investment spread and expense margins over the estimated lives of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized, including realized and unrealized gains and losses from investments.

DAC is adjusted for amounts relating to unrealized gains and losses on available for sale fixed-maturity securities. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). The impact of this adjustment on DAC was to (decrease) increase it by ($20.2) million and $0.6 million at December 31, 2002 and 2001, respectively, relating to this adjustment.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of DAC could be revised in the near term if any of the estimates discussed above are revised.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

2. Accounting Policies (continued)

Value of Business Acquired

The value of business acquired represents the actuarial-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits over the estimated lives of the contracts.

The value of business acquired is adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). Value of business acquired was ($27.3) million and $0.6 million at December 31, 2002 and 2001, respectively, relating to this adjustment.

Estimated future net amortization expense of the value of business acquired as of December 31, 2002 is as follows (in thousands):

2003	$10,961
2004	9,701
2005	8,395
2006	6,991
2007	5,586
Thereafter	16,058
Total	$57,692

Goodwill

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of the Company. In accordance with SFAS 142, the Company has completed the required impairment tests of goodwill and indefinite-lived intangible assets and concluded that these assets are not impaired. Goodwill is tested for impairment on an annual basis using the discounted cash flow method.

Intangible Assets

Intangible assets consist of state insurance licenses of $10.1 million that are not subject to amortization and $2.0 million of product rights that have a weighted-average useful life of 7 years.

Separate Account Assets and Liabilities

The assets and liabilities resulting from variable annuities and variable life policies are segregated in separate accounts. Separate account assets consist principally of investments in mutual funds are carried at fair value. Investment income and changes in mutual fund asset values are allocated to the policyholders and, therefore, do not affect the operating results of the Company. The Company earns separate account fees for providing administrative services and bearing the mortality risk related to these contracts. The difference between investment income and interest credited on the institutional accounts was reported as separate account fee income through October 31, 2001. Effective November 1, 2001, the separate institutional accounts were classified as general account assets. Investment income and interest credited were reported as components of net investment income and interest credited, respectively.

As of December 31, 2002 and 2001, the Company also classified $17.1 million and $28.3 million, respectively, of investments in certain mutual funds sponsored by former affiliates of the Company as separate account assets.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

2. Accounting Policies (continued)

Policy liabilities

Policy liabilities consist of deposits received plus credited interest, less accumulated policyholder charges, assessments, and withdrawals related to deferred annuities and single-premium whole life policies. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Future contract and policy benefits

Future contract and policy benefits are liabilities for traditional life and health products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

Income Taxes

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes."

In 2002, as in prior years, the Company will file a consolidated federal income tax return with its life insurance subsidiaries, Independence Life and KBL stand-alone. Because of KBL's merger into SLNY, starting in 2003 Keyport and Independence Life will file a consolidated federal income tax return, and SLNY will file on a standalone basis. KFSC also files a standalone federal income tax return. The Company and its subsidiaries will be eligible to file a consolidated return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco") beginning in 2006. US Holdco is a member of the Sun Life Financial Group Insurance Holding Company system and is an indirect subsidiary of SLOC.

The Company and its life insurance subsidiaries have a tax-sharing agreement that allocates income taxes to the Company and its subsidiaries as if each entity were to file separate income tax returns. Tax benefits resulting from losses are paid to the extent such losses are utilized in the consolidated income tax return. Effective December 21, 2002, KBL (as part of SLNY) is no longer included in this tax sharing agreement. KFSC also had a tax-sharing agreement (through October 31, 2001) with the same terms as those outlined above.

Cash Equivalents

Short-term investments having a maturity of three months or less when purchased are classified as cash equivalents.

Reclassifications

Certain prior-year amounts have been reclassified to conform to the 2001 presentation.

Restatement

On December 31, 2002, the Company acquired a 67% interest in SLNY, an affiliated company, in exchange for its interest in its wholly owned subsidiary, KBL. SLNY was merged with KBL on December 31, 2002 and SLNY was the surviving entity. SLNY and Keyport are under common control. Accounting principles generally accepted in the United States (GAAP) indicate that the financials should be restated to the earliest year presented or to the date the entities became under common control (November 1, 2001). The financial condition and results of SLNY are included in the accompanying financial statements from November 1, 2001.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

3. Accounting Changes

The cumulative effect of accounting changes, net of tax, for the ten-month period ended October 31, 2001 of $60.8 million includes a loss of $54.3 million relating to the adoption of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133" (collectively hereafter referred to as the "Statement") in the quarter ended March 31, 2001 and a loss of $6.5 million relating to the adoption of Emerging Issues Task Force ("EITF") Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" in the quarter ended June 30, 2001.

The Company adopted the Statement on January 1, 2001. The Statement requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset by the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in accumulated other comprehensive income (loss) until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be immediately recognized in operations.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of the Statement at January 1, 2001 decreased net income and stockholder's equity by $54.3 million. The adoption of the Statement may increase volatility in future reported income due, among other reasons, to the requirements of defining an effective hedging relationship under the Statement as opposed to certain hedges the Company believes are effective economic hedges. The Company anticipates that it will continue to utilize its current risk management philosophy, which includes the use of derivative instruments.

The Company adopted EITF Issue No. 99-20 on April 1, 2001. EITF Issue 99-20 governs the method of recognizing interest income and impairment on asset-backed investment securities. EITF Issue No. 99-20 requires the Company to update the estimate of cash flows over the life of certain retained beneficial interests in securitization transactions and purchased beneficial interests in securitized financial assets. Pursuant to EITF Issue No. 99-20, based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment should be recognized. The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of EITF Issue No. 99-20 on April 1, 2001 decreased net income by $6.5 million with a related increase to accumulated other comprehensive income of $1.8 million.

In September 2001, the EITF discussed Issue No. 01-10 "Accounting for the Impact of the Terrorist Attacks of September 11, 2001" which gives accounting guidance and recommended disclosures. Following this guidance, the Company has reviewed its insurance contracts to quantify potential losses, if any, as a result of the tragedy and has determined that there were no material claims exposure to the Company. The national tragedy of September 11, 2001 has also had an adverse impact on the airline, hotel and hospitality businesses. The Company has investments associated with these industries. As of December 31, 2002, the Company recorded a $4.5 million write-down of its airline industry investments for "other-than-temporary declines" due to the decrease in market value. The Company will continue to monitor these investments to determine if any further adjustments are necessary.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45")." FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. This interpretation has no impact for Keyport.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

3. Accounting Changes (continued)

In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities," to improve financial reporting by enterprises involved with variable interest entities. This interpretation states that if a business enterprise has a controlling financial interest in a variable interest entity, the assets, liabilities, and results of the activities of the variable interest entity should be included in consolidated financial statements with those of the business enterprise. This interpretation has no impact for Keyport as Keyport does not maintain any involvement with variable interest entities.

In July 2002, the American Institute of Certified Public Accountants ("AICPA") issued a proposed Statement of Position ("SOP"), "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Separate Accounts." This SOP provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. The Company is in the process of evaluating the provisions of this SOP and its impact to the Company's financial position or results of operations.

4. Accounting for Derivatives and Hedging Activities

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset ("fair value hedge") or (2) utilizes the derivative as an economic hedge ("non-designated derivative"). Changes in the fair value of a derivative that is highly effective and is designated and qualifies as a fair value hedge, along with the loss or gain on the hedged asset attributable to the hedged risk, are recorded in current period operations as a component of net derivative gains. Changes in the fair value of non-designated derivatives are reported in current period operations as a component of net derivative gains.

The Company issues equity-indexed annuity contracts that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract), is carried at fair value, and is considered a non-designated derivative.

The Company purchases call options and futures on the S&P 500 Index to economically hedge its obligation under the annuity contract to provide returns based upon this index. The call options and futures are non-designated derivatives. In addition, the Company utilizes non-designated total return swap agreements to hedge certain contract obligations.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Prior to October 31, 2001, the interest rate swap agreements were designated and qualified as fair value hedges. The ineffective portion of the fair value hedges, net of related effects on DAC, resulted in a loss of $2.6 million for the ten-month period ended October 31, 2001.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedging transactions. This process included linking all fair value hedges to specific assets on the balance sheet. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

4. Accounting for Derivatives and Hedging Activities (continued)

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value and changes in fair value will be reported in operations. The subsequent fair value changes in the hedged asset will no longer be reported in current period operations.

Effective November 1, 2001, in conformity with SLOC accounting policies, the Company discontinued hedge accounting and classified its interest rate swap agreements as non-designated derivatives. The Company believes that these derivatives provide economic hedges and the cost of formally documenting the effectiveness of the fair value of the hedged assets in accordance with the provisions of SFAS 133 was not justified. The decrease in the swap values, net of related effects on the value of business acquired, resulted in a (loss) income of $(113.7) million and $64.9 million for the year ended December 31, 2002 and for the two month period ended December 31, 2001, respectively. The change in values of the call options, futures, and the embedded derivative, net of related effects on the value of business acquired and DAC, (decreased) increased income by $(9.7) million and $35.1 million for the year ended December 31, 2002 and for the two month period ended December 31, 2001, respectively.

Outstanding derivatives, shown in notional amounts along with their carrying value and fair value, are as follows (in thousands):

		Assets /(Liabilities)
	Notional Amounts	Carrying Value	Fair Value
	12/31/2002	12/31/2002	12/31/2002

Interest rate swaps	$3,697,630	(205,569)	(205,569)
Total return swaps	203,018	(164,992)	(164,992)
S&P 500 Index call options	976,759	24,753	24,753

	12/31/2001	12/31/2001	12/31/2001

Interest rate swaps	$2,172,526	$ (71,906)	$ (71,906)
Total return swaps	1,035,438	42,171	42,171
S&P 500 Index call options	-	56,125	56,125

The interest rate and total return swap agreements expire in 2003 through 2017. The S&P 500 call options and futures maturities range from 2003 to 2009.

At December 31, 2002 and 2001, the Company had approximately $96.9 million and $92.5 million, respectively, of unamortized premium in call option contracts.

Fair values for swap and cap agreements are based on current settlement values. The current settlement values are based on quoted market prices and brokerage quotes, which utilize pricing models or formulas using current assumptions. Fair values for call options and futures contracts are based on quoted market prices.

There are risks associated with some of the techniques the Company uses to match its assets and liabilities. The primary risk associated with swap, cap and call option agreements is the risk associated with counterparty nonperformance. The Company believes that the counterparties to its swap, cap and call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5. Investments

Fixed Maturities

The amortized cost, gross unrealized gains and losses, and fair value of fixed-maturity securities are as follows (in thousands):
December 31, 2002	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Fixed-maturity securities:
Asset Backed and Mortgage Backed Securities	$ 5,158,297	$ 161,843	$ (81,822)	$ 5,238,318
Foreign Government & Agency Securities	87,846	12,512	(8)	100,350
States & Political Subdivisions	1,649	96	-	1,745
U.S. Treasury & Agency Securities	589,627	14,842	(981)	603,488
Corporate securities:
Basic Industry	$ 313,960	$ 16,874	$ (56)	$ 330,778
Capital Goods	370,441	25,960	(1,325)	395,076
Communications	787,935	42,982	(10,330)	820,587
Consumer Cyclical	744,063	41,818	(1,727)	784,154
Consumer Noncyclical	429,530	22,489	(3,543)	448,476
Energy	537,089	27,270	(11,980)	552,379
Finance	2,920,881	117,824	(21,943)	3,016,762
Industrial Other	137,885	5,782	(258)	143,409
Technology	66,294	1,928	(702)	67,520
Transportation	505,660	23,742	(25,039)	504,363
Utilities	1,207,575	47,016	(42,812)	1,211,779
Total Corporate	$ 8,021,313	$ 373,685	$ (119,715)	$ 8,275,283

Total fixed maturity securities	$ 13,858,732	$ 562,978	$ (202,526)	$ 14,219,184

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5. Investments (continued)
December 31, 2001 - Restated	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Fixed-maturity securities:
Asset Backed and Mortgage Backed Securities	$ 5,068,049	$ 53,350	$ (87,382)	$ 5,034,016
Foreign Government & Agency Securities	306,578	15,191	(4,588)	317,182
States & Political Subdivisions	2,099	25	-	2,124
U.S. Treasury & Agency Securities	339,476	540	(6,113)	333,903
Corporate securities:
Basic Industry	$ 294,373	$ 3,704	$ (8,531)	$ 289,546
Capital Goods	346,352	9,556	(2,347)	353,561
Communications	854,824	11,438	(10,674)	855,588
Consumer Cyclical	679,878	3,074	(4,487)	678,465
Consumer Noncyclical	513,491	7,572	(5,493)	515,570
Energy	467,518	1,943	(6,650)	462,811
Finance	1,987,366	12,127	(25,175)	1,974,318
Industrial Other	102,023	2,271	(1,868)	102,426
Technology	67,988	887	(1,874)	67,001
Transportation	426,033	6,703	(8,080)	424,656
Utilities	710,522	2,259	(15,181)	697,600
Total Corporate	$ 6,450,368	$ 61,534	$ (90,360)	$ 6,421,542

Total fixed maturity securities	$ 12,166,570	$ 130,640	$ (188,443)	$ 12,108,767

At December 31, 2002 and 2001, net unrealized (losses) gains on equity securities and investments in separate accounts aggregated $(1.5) million and $4.7 million, respectively.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 2002. At December 31, 2002, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

At December 31, 2002 and 2001, $595.9 million and $1.2 billion of fixed maturities were below investment grade, respectively.

Contractual Maturities

The amortized cost and fair value of fixed maturities by contractual maturity as of December 31, 2002 are as follows (in thousands):
	Amortized Cost	Fair Value

Due in one year or less	$ 631,206	$ 635,956
Due after one year through five years	3,935,454	4,054,445
Due after five years through ten years	2,791,680	2,899,022
Due after ten years	1,342,094	1,391,443
	8,700,734	8,980,866
Mortgage and asset-backed securities	5,158,298	5,238,318
	$ 13,858,732	$ 14,219,184

Actual maturities may differ as borrowers may have the right to call or prepay obligations.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5. Investments (continued)

Mortgage loans

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made. The carrying value of mortgage loans was $169.6 million and $31.1 million at December 31, 2002 and 2001, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgement, the mortgage loan's value has been impaired, appropriate losses are recorded. The company had no restructured or impaired mortgage loans at December 31, 2002 and 2001, respectively. The allowances for losses at December 31, 2002 were $81,000.

Mortgage loans comprise the following property types and geographic regions at December 31 (in thousands):

Property Type:	2002	2001 - Restated
Office building	$ 66,167	$ 6,508
Residential	3,353	7,931
Retail	44,189	9,865
Industrial/warehouse	40,690	3,600
Other	15,249	3,220
Valuation allowance	(81)	-

Total	$ 169,567	$ 31,124

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5. Investments (continued)

Geographic region:	2002 -	2001 - Restated
Arizona	$ 2,434	$ 2,524
California	10,981	1,959
Delaware	8,944	-
Florida	7,949	4,206
Georgia	6,945	1,060
Indiana	1,836	1,894
Kentucky	8,018	-
Louisiana	4,551	-
Maryland	4,774	3,301
Massachusettes	9,417	-
Michigan	5,875	549
New York	25,047	4,128
North Carolina	12,838	473
Ohio	11,479	2,736
Pennsylvania	17,835	1,986
Tennessee	3,177	90
Texas	7,347	668
Utah	1,980	1,538
Virginia	1,160	1,200
Washington	8,637	1,610
Other	8,424	1,202
Valuation allowance	(81)	-

Total	$ 169,567	$ 31,124

At December 31, 2002, scheduled mortgage loan maturities were as follows (in thousands):

2003	$ -
2004	3,792
2005	2,538
2006	-
2007	31,252
Thereafter	131,985
Total	$ 169,567

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $80.1 million and $0.5 million at December 31, 2002 and 2001, respectively. The fair value of the outstanding commitments is not material to the Company.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

5. Investments (continued)

Net Investment Income

Net investment income is summarized as follows (in thousands):
		2 months
	Year Ended December 31,	ended 12/31/2001	10 months ended	Year Ended December 31,
	2002	Restated	10/31/2001	2000

Fixed maturities	$ 802,328	$ 146,509	$ 678,035	$ 807,884
Mortgage loans	7,070	466	788	972
Other invested assets	(35,325)	(4,059)	33,485	84,745
Policy loans	36,648	5,758	30,701	36,985
Equity securities	484	797	9,651	276
Cash and cash equivalents	1,607	385	917	27,368
Gross investment income	812,812	149,586	753,577	958,230
Investment expenses	(10,515)	(3,253)	(17,936)	(21,014)
Amortization of options and interest rate caps	-	-	-	(80,408)

Net investment income	$ 802,297	$ 146,603	$ 735,641	$ 856,808

As of December 31, 2002 and 2001, the carrying value of non-income-producing fixed-maturity investments was $0.5 million and $81.8 million, respectively.

Net Realized Investment Gains (Losses)

Net realized investment gains (losses) are summarized as follows (in thousands):
		2 months
	Year Ended December 31,	Ended 12/31/2001	10 months ended	Year Ended December 31,
	2002	Restated	10/31/2001	2000
Fixed maturities available for sale:
Gross gains	$ 135,821	$ 12,722	$ 19,374	$ 35,430
Gross losses	(128,637)	(9,821)	(7,510)	(70,474)
Other-than-temporary declines in value	(66,838)	-	(42,800)	(16,731)
	(56,654)	2,901	(30,936)	(51,775)

Equity securities	2,378	-	1,665	-
Investments in separate accounts	-	-	-	4,386
Other invested assets	8,815	-	-	1,497

Gross realized investment (losses) gains	(48,461)	2,901	(29,271)	(45,892)

Amortization adjustments of deferred policy
acquisition costs and value of business acquired	7,313	(678)	6,481	10,096

Net realized investment (losses) gains	$ (41,148)	$ 2,223	$ (22,790)	$(35,796)

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

6. Reinsurance

The Company's subsidiary, SLNY, has an agreement with SLOC whereby SLOC reinsures the mortality risks of the group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis. The agreement provides that SLOC will reinsure the mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY.

SLNY has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows (in thousands):
	Year ended December 31,	2 months ended	10 months ended	Year ended December 31,
	2002	12/31/2001	10/31/2001	2000
Insurance premiums:
Direct	$ 25,900	$ 4,597	-	-
Ceded - Affiliated	4,133	280	-	-
Ceded - Non-affiliated	1,482	261	-	-
Net Premiums	$ 20,285	$ 4,056	-	-

Insurance and other individual policy benefits, and claims:
Direct	$ 19,644	$ 3,501	-	-
Ceded - Affiliated	2,858	1,227	-	-
Ceded - Non-affiliated	358	66	-	-
Net policy benefits and claims	$ 16,428	$ 2,208	-	-

SLNY is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, SLNY evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

7. Income Taxes

Income tax expense (benefit) is summarized as follows (in thousands):
	Year ended December 31,	2 months ended Restated	10 months ended	Year ended December 31,
	2002	12/31/2001	10/31/2001	2000

Current	$ (45,827)	$ (2,359)	$ 89,493	$ 96,219
Deferred	34,802	49,587	(53,128)	(29,667)
Valuation allowance	-	-	(9,730)	(9,424)
	$ (11,025)	$ 47,228	$ 26,635	$ 57,128

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

7. Income Taxes (continued)

A reconciliation of income tax expense, with the expected federal income tax expense computed at the applicable federal income tax rate of 35%, is as follows (in thousands):
	Year ended December 31,	2 months ended Restated	10 months ended	Year ended December 31,
	2002	12/31/2001	10/31/2001	2000

Expected income tax expense	$ (10,103)	$ 47,224	$36,483	$69,899
Increase (decrease) in income taxes resulting from:
Nontaxable investment income	(1,622)	(195)	(1,002)	(2,704)
Amortization of goodwill	-	-	366	440
Change in valuation allowance	-	-	(9,730)	(9,424)
Other, net	700	199	518	(1,083)
Income tax expense	$ (11,025)	$ 47,228	$26,635	$57,128

The components of deferred income tax assets are as follows (in thousands):
	December 31,
	2002	2001 Restated
Deferred tax assets:
Policy liabilities	$ 33,104	$ 65,433
Deferred policy acquisition costs	53,319	100,559
Investments, net	-	20,142
Other	35,293	-
Total deferred tax assets	121,716	186,134

Deferred tax liabilities:
Investments, net	45,704	-
Other	-	4,959
Total deferred tax liabilities	45,704	4,959

Net deferred tax asset	$ 76,012	$181,175

Income taxes paid were $9.9 million, $64.0 million and $51.5 million for the year ended December 31, 2002, the ten-month period ended October 31, 2001 and the year ended December 31, 2000, respectively.

As part of the Stock Purchase Agreement between SLF and LFC, LFC was obligated to reimburse the Company for any federal, state or local taxes arising from certain tax elections under Section 338(h) of the Internal Revenue Code of 1986. LFC had given notice to the Company of certain objections it had with the calculation of these taxes. The amount in dispute was approximately $27 million. This dispute has been resolved and the recoverable amount was not adjusted.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

8. Retirement Plans

As a result of the acquisition of the Company by SLF Holdings, the LFC Pension Plan was terminated effective November 1, 2001. Effective January 2002, essentially all United States employees of the Company became employees of Sun Life Assurance Company of Canada (U.S.) ("SLUS"). The employees of the Company were eligible to participate in a plan sponsored by SLUS when they achieved 1,000 hours of service. The gain or loss on the termination of the Plan did not have any effect on the Company's financial statements as LFC was responsible for such gain or loss.

Prior to the acquisition by SLF Holdings, the Company's employees and certain employees of LFC were eligible to participate in the LFC Pension Plan (the "Plan"). It was the Company's practice to fund amounts for the Plan sufficient to meet the minimum requirements of the Employee Retirement Income Security Act of 1974. Additional amounts were contributed from time to time when deemed appropriate by the Company. Under the Plan, all employees were vested after five years of service. Benefits were based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment and the employee's estimated social security retirement benefit. The Company also had an unfunded nonqualified Supplemental Pension Plan ("Supplemental Plan") collectively with the Plan (the "Plans") to replace benefits lost due to limits imposed on Plan benefits under the Internal Revenue Code. Plan assets consisted principally of investments in certain mutual funds sponsored by an affiliated company.

Pension cost related to the LFC Pension Plan is as follows (in thousands):

	10 months ended	Year Ended December 31,
	10/31/2001	2000
Pension cost consists of:
Service cost benefits earned during the period	$ 706	$ 734
Interest cost on projected benefit obligation	1,046	1,184
Expected return on Plan assets	(719)	(829)
Net amortization and deferred amounts	11	18

Total net periodic pension cost	$ 1,044	$ 1,107

The assumptions used to develop the accrued pension obligation and pension cost are as follows:

	2001	2000

Discount rate	7.75%	7.75%
Rate of increase in compensation level	4.50	4.50
Expected long-term rate of return on assets	9.00	9.00

The Company provides various other funded and unfunded defined contribution plans, which include savings and investment plans and supplemental savings plans (under LFC through October 31, 2001 and SLOC thereafter). Expenses related to these defined contribution plans totaled $0.8 million, and $0.9 million for the ten-month period ended October 31, 2001 and the year ended December 31, 2000, respectively.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

9. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. The aggregate fair-value amounts presented herein do not necessarily represent the underlying value of the Company, and, accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair-value information presented herein.

The following methods and assumptions were used by the Company in determining estimated fair value of financial instruments:

Fixed maturities and equity securities: Fair values for fixed-maturity securities are based on quoted market prices, where available. For fixed maturities not actively traded, the fair values are determined using values from independent pricing services, or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the securities. The fair values for equity securities are based on quoted market prices.

Mortgage loans: The fair value of mortgage loans is determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Policy loans: The carrying value of policy loans approximates fair value.

Other invested assets: The carrying value of private equity limited partnerships and all other assets classified as other invested assets in the accompanying consolidated balance sheet approximate their fair value. Fair values for call options are based on market prices quoted by the counterparty to the respective call option contract.

Cash and cash equivalents: The carrying value of cash and cash equivalents approximates fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which includes surrender charges.

Policy liabilities: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

9. Fair Value of Financial Instruments (continued)

The fair values and carrying values of the Company's financial instruments are as follows (in thousands):
	December 31,		December 31,
	2002		2001
			Restated
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed-maturity securities	$14,219,184	$14,219,184	$ 12,108,767	$ 12,108,767
Equity securities	1,127	1,127	39,658	39,658
Mortgage loans	169,567	188,922	31,124	33,388
Policy loans	642,712	642,712	636,351	636,351
Other invested assets	280,465	280,465	521,259	521,259
Short term investments	6,390	6,390	17,758	17,758
Cash and cash equivalents	448,446	448,446	2,117,200	2,117,200
Separate accounts	2,334,755	2,334,755	2,995,094	2,995,094
Liabilities:
Policy liabilities	14,434,364	14,366,270	13,710,558	13,266,681
Separate accounts	2,317,611	2,317,611	2,966,820	2,966,820

10. Quarterly Financial Data (Unaudited)

The following is a tabulation of the unaudited quarterly results of operations (in thousands). The balances have been adjusted to reflect the merger of SLNY with Keyport at November 1, 2001.
	2002 Quarters
	March 31 Restated	June 30 Restated	September 30 Restated	December 31

Net investment income, including
distributions from private equity
limited partnerships	$ 211,852	$ 206,664	$ 193,016	$ 190,765
Interest credited to policyholders	142,734	138,182	140,289	154,280
Investment spread	69,118	68,482	52,727	36,485

Premiums	5,677	5,268	3,611	5,729
Net realized investment (losses) gains	7,471	(24,584)	16,465	(40,500)
Net derivative income (losses)	9,941	(70,640)	(110,871)	48,144
Net change in unrealized and
undistributed gains (losses) in private
equity limited partnerships	(21,247)	10,993	12,498	(9,835)
Fee income	17,010	16,899	14,998	17,725
Pretax income (loss) before
minority interest and cumulative
effect of accounting changes	49,396	(32,922)	(62,612)	17,276
Net (loss) income	32,108	(21,399)	(40,937)	14,003

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

10. Quarterly Financial Data (Unaudited) (continued)
				2001 periods
					2 Months ended
	2001 Quarters			Month ended	December 31
	March 31	June 30	September 30	October 31	Restated

Net investment income, including
distributions from private equity
limited partnerships	$ 234,919	$ 235,766	$ 195,391	$ 69,565	$ 146,603
Interest credited to policyholders	148,494	153,361	148,099	48,714	107,315
Investment spread	86,425	82,405	47,292	20,851	39,288

Premiums
Net realized investment (losses)	-	-	-	-	4,057
gains	(14,372)	(3,421)	(14,021)	9,024	2,223
Net derivative income (losses)	(3,823)	8,526	(6,537)	2,280	99,972
Net change in unrealized and
undistributed gains (losses) in
private equity limited
partnerships	2,656	(17,261)	(2,483)	-	-
Fee income	18,448	19,850	17,795	7,736	12,040
Pretax income (loss) before
minority interest and cumulative
effect of accounting changes	38,179	41,964	(977)	25,071	134,930
Net (loss) income	(23,877)	21,241	1,469	17,922	86,893

11. Statutory Information

The Company's primary insurance company, Keyport Life Insurance Company, is domiciled in the State of Rhode Island and prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the State of Rhode Island Insurance Department. Statutory surplus and capital and statutory net (loss) income differ from stockholder's equity and net income reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions and income tax expense reflects only taxes paid or currently payable. The Company's statutory surplus and net (loss) are as follows (in thousands):
	Year ended December 31,
	2002	2001	2000

Statutory surplus and capital	$ 533,613	$ 571,051	$ 805,235
Statutory net (loss)	(89,926)	(136,238)	(5,877)

Effective January 1, 2001, the State of Rhode Island required that insurance companies domiciled in the State of Rhode Island prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviations prescribed or permitted by the Commissioner of Insurance of the State of Rhode Island.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

11. Statutory Information (continued)

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, are reported as changes in accounting principles for statutory purposes. As a result of these changes, the Company reported an adjustment on a statutory basis that decreased unassigned surplus by $17.4 million as of January 1, 2001, which was primarily due to deferred tax assets and liabilities established as of that date.

The Company's ability to pay dividends is subject to certain restrictions. Current Rhode Island insurance law permits the payment of dividends or distributions from the Company to its parent, which, together with dividends and distributions paid during the preceding 12 months, do not exceed the lesser of (i) 10% of statutory surplus as of the preceding December 31 or (ii) the net gain from operations for the preceding fiscal year. Any proposed dividend in excess of this amount is called an "extraordinary dividend" and may not be paid until it is approved by the Commissioner of Insurance of the State of Rhode Island. The Company paid $0.1 million and $10.0 million in dividends to LFC in 2001 and 2000, respectively. In connection with the SLOC acquisition, the Company will not be allowed to make any dividend payments for a period of 18 months (May 1, 2003) without the prior approval of the Rhode Island Insurance Department. Subsequent to the 18 month period, the amounts of dividends that the Company will be able to pay will be based upon current Rhode Island insurance law.

12. Transactions with Affiliated Companies

The Company reimbursed SLOC and LFC (prior to November 1, 2001) and certain affiliates for expenses incurred on its behalf for the years ended December 31, 2002 and 2000 and for the ten-month period ended October 31, 2001. These reimbursements included corporate, general and administrative expenses, corporate overhead, such as executive and legal support, employee benefits, and investment management services. The total amounts reimbursed were $66.1 million, $6.1 million, and $7.5 million for the year ended December 31, 2002, the ten-month period ended October 31, 2001 and the year ended December 31, 2000, respectively. In addition, certain affiliated companies distribute the Company's products and were paid $84.2 million, $47.1 million and $39.4 million by the Company for the year ended December 31, 2002, the ten-month period ended October 31, 2001 and the year ended December 31, 2000, respectively.

On July 25, 2002, the Company issued a $380,000,000 promissory note at 5.76% to an affiliate, Sun Life (Hungary) Group Financing Limited Liability Company, which matures on June 30, 2012. The Company will pay interest semi-annually beginning December 31, 2002. The proceeds of the note were used to purchase fixed rate corporate and government bonds.

On December 31, 2002, Keyport Benefit Life Insurance Company ("KBL"), a wholly owned subsidiary of the Company, merged with and into Sun Life Insurance and Annuity Company of New York ("SLNY"), an affiliate. Keyport and its subsidiaries, including KBL, were purchased on October 31, 2001 by Sun Life of Canada (U.S.) Holding, Inc., an upstream parent of SLNY. On December 31, 2002, prior to the completion of the merger, the Company contributed capital in the amount of $30.15 million to KBL. Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), the parent of SLNY, contributed capital totaling $14.85 million to SLNY. These contributions were approved by the respective boards of directors in anticipation of the merger transaction. As a result of the merger, Sun Life (U.S.) continued to hold 2,000 shares of SLNY's common stock; however, the par value of the common stock was converted to $350 per share. In exchange for its investment in KBL, SLNY issued the Company 4,001 shares of its common stock valued at $350 per share. As a result of the share issuance and changes in par value, Sun Life (U.S.) ownership percentage of SLNY became 33%, with the Company holding the remaining 67%.

There were no material related party transactions during the two months ended December 31, 2001.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

(in thousands)

13. Commitments and Contingencies

Leases

The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2007. Rental expense amounted to $5.7 million, $7.1 million, and $6.5 million for the year ended December 31, 2002, the ten-month period ended October 31, 2001 and the year ended December 31, 2000, respectively. The following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 2002 (in thousands):

2003	$ 5,267
2004	5,220
2005	5,080
2006	5,146
2007	4,769
Thereafter	1,241
$ 26,723

Legal Matters

The Company is involved at various times in litigation common to its business. In the opinion of management, provisions made for potential losses are adequate, and the resolution of any such litigation is not expected to have a material adverse effect on the Company's financial condition or its results of operations.

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.

Investments

The Company has extended commitments to fund additional investments in private equity limited partnerships of $145.2 million.

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PART C

Item 24. Financial Statements and Exhibits

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	(a)	Financial Statements:
Included in Part B:
KMA Variable Account:
Statement of Assets and Liabilities - December 31, 2002
Statement of Operations and Changes in Net Assets for the years ended December 31, 2002 and 2001
Notes to Financial Statements
Keyport Life Insurance Company:
Consolidated Balance Sheet - December 31, 2002 and 2001

Consolidated Income Statement for the year ended December 31, 2002, for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the year ended December 31, 2000

Consolidated Statement of Stockholder's Equity for the year ended December 31, 2002, for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the year ended December 31, 2000

Consolidated Statement of Cash Flows for the year ended December 31, 2002for the ten-month period ended October 31, 2001 and the two-month period ended December 31, 2001 and for the year ended December 31, 2000

Notes to Consolidated Financial Statements
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	(b)	Exhibits:

(1)	Resolution of the Board of Directors is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388).

(2)	Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 (File No. 2-66388).

(3)

Principal Underwriter Agreement is incorporated by reference to Post-Effective Amendment 26 to Form N-4 (File No. 2-66388). Specimen agreement between Principal Underwriter and dealer is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388).

(4)

Contract FLEX(4) is incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 (File No. 266388). Endorsement END.A(52) for FLEX(4) is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388). Contract FLEX(4)V with Endorsement END.A(52) is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388). Contract FLEX(4)/WA is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388). Endorsement END.A(90) for Contracts issued July 1, 1993 to July 4, 1994 and Endorsement END.A(89), a replacement for END.A(52), for Contracts issued on or after July 5, 1994 are incorporated by reference to Post-Effective Amendment No. 32 to Form N-4 (File No. 2-66388).

(5)	Application Form FLEX-APP(REV)3 is incorporated by reference to Post-Effective Amendment No. 31 to Form N-4 (File No. 2-66388).

(6)

Amended and Restated Articles of Incorporation and Amended and Restated By-Laws incorporated by reference to Post-Effective Amendment No. 37 to Form N-4 (File No. 333-1043) filed on or about February 26, 2002.

(7)	Not applicable.

(8)(a)	Participation Agreement is incorporated by reference to Post-Effective Amendment No. 37 to Form N-4 (File No. 333-1043) filed on or about February 26, 2002.

(8)(b)	Participation Agreement is incorporated by reference to Post-Effective Amendment No. 37 to Form N-4 (File No. 333-1043) filed on or about February 26, 2002.

(9)	Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 36 to Form N-4 (File No. 2-66388).

(10)	Consents of Independent Auditors is Exhibit 24(b)(10).

(11)	Not applicable.

(12)	Not applicable.

(13)

Schedule for computations of performance quotations is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388). Contract maintenance charge formulas for Total Return Calculation for Sub-Accounts other than CIF Sub-Account are incorporated by reference to Post-Effective Amendment #33 to Form N-4 (File No. 2-66388).

(14)	Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 37 to Form N-4 (File No. 333-1043) filed on or about February 26, 2002.

Item 25. Directors and Officers of the Depositor.

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Name and Principal	Positions and Offices
Business Address*	With Depositor

James C. Baillie	Director
Torys
Suite 300, Maritime Life Tower
Toronto, Ontario MSK 1N2

David D. Horn	Director
257 Lake Street
P.O. Box 24
New Vineyard, ME 04956

James A. McNulty, III	Director
12 Wild Holly Lane
Mefield, MA 02052

C. James Prieur	Chairman and Director
Sun Life Assurance Company of Canada
150 King Street West
Toronto, Ontario Canada M5H 1J9

S. Caesar Raboy	Director
220 Boylston Street
Boston, MA 02110

Robert C. Salipante	President and Director
One Sun Life Executive Park
Wellesley Hills, MA 02401

Donald A. Stewart	Director
Sun Life Assurance Company of Canada
150 King Street West
Toronto, Ontario
Canada M5H 1J9

William W. Stinson	Director
2000 Somervale Court, #2402
Calgary, Alberta Canada T2Y 4J1

Claude A. Accum	Vice President and Chief Actuary
One Sun Life Executive Park
Wellesley Hills, MA 02481

James M.A. Anderson	Vice President, Investments
One Sun Life Executive Park
Wellesley Hills, MA 02481

Nancy L. Conlin	Vice President and
One Sun Life Executive Park	Chief Counsel
Wellesley Hills, MA 02481

Peter F. Demuth	Vice President, Chief Strategy and
One Sun Life Executive Park	Business Development Officer
Wellesley Hills, MA 02481

Mark W. DeTora	Vice President, Individual Insurance
One Sun Life Executive Park
Wellesley Hills, MA 02481

Ellen B. King	Assistant Vice President and Senior Counsel and
One Sun Life Executive Park	Secretary
Wellesley Hills, MA 02481

Philip K. Polkinghorn	Vice President, Operations, Retirement Products
112Worcester Street	and Services
Wellesley Hills, MA 02481

Davey S. Scoon	Vice President & Chief Administrative and
One Sun Life Executive Park	Financial Officer & Treasurer
Wellesley Hills, MA 02481

James R. Smith	Vice President and Chief Information Officer
One Sun Life Executive Park
Wellesley Hills, MA 02481

Janet V. Whitehouse	Vice President, Human Resources and Administrative
One Sun Life Executive Park	Services
Wellesley Hills, MA 02481

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Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

     The Depositor controls the Registrant, Variable Account A, Keyport 401 Variable Account, Keyport Variable Account I, and Keyport Variable Account II, under the provisions of Rhode Island law governing the establishment of these separate accounts of the Company.

     The Depositor controls Keyport Financial Services Corp. ("KFSC"), a Massachusetts corporation functioning as a broker/dealer of securities, through 100% stock ownership of KFSC. KFSC files separate financial statements.

     The Depositor controls Independence Life and Annuity Company ("Independence Life"), a Rhode Island corporation functioning as a life insurance company, through 100% stock ownership. Independence Life files separate financial statements.

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     The Depositor controls Sun Life Insurance and Annuity Company of New York ("Sun Life (NY)), a New York corporation functioning as a life insurance company, through 67% stock ownership. Sun Life (NY) files separate financial statements.

     The chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 42 to Registration Statement (File No. 333-1043) filed on or about February 26, 2003.

Item 27. Number of Contract Owners.

     At April 16, 2003, there were4,832 Qualified Contract Owners and5,526 Non-Qualified Contract Owners.

Item 28. Indemnification.

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     Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies issued by ICI Mutual Insurance Company, Federal Insurance Company, Firemen's Fund Insurance Company, CNA and Lumberman's Mutual Casualty Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

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     Keyport Financial Services Corp. (KFSC) is principal underwriter of the variable annuity and variable life insurance contracts. KFSC is the principal underwriter for Variable Account A of Keyport Life Insurance Company. KFSC is also principal underwriter for Variable Account J and Variable Account K of Liberty Life Assurance Company of Boston; for the KMA Variable Account and Keyport Variable Account-I of Keyport Life Insurance Company; and for the Independence Variable Annuity Separate Account and Independence Variable Life Separate Account of Independence Life and Annuity Company. KFSC receives no compensation for its services.

The directors and officers of Keyport Financial Services Corp. are:
Name and Principal	Position and Offices
Business Address*	with Underwriter

Robert Salipante	Director

Davey S. Scoon	Director, Vice President & Treasurer

Philip K. Polkinghorn	Director

Jane P. Wolak	President

Nancy C. Atherton	Assistant Vice President & Tax Officer

Norton A. Goss	Vice President and Chief Compliance Officer

Rogelio P. Japlit	Financial/Operations Officer

William T. Evers	Assistant Clerk

George E. Maden	Clerk

* One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 30. Location of Accounts and Records.

     Keyport Life Insurance Company, 112 Worcester Street, Wellesley Hills, Massachusetts 02481.

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Item 31. Management Services.

     Not applicable.

Item 32. Undertakings.

     Incorporated by reference to Post-Effective Amendments Nos. 19 and 23 to Form N-4 (File No. 2-66388).

Representation

     Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this registration statement.

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SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Wellesley Hills and State of Massachusetts, on this 28th day of April, 2003.

KMA Variable Account
(Registrant)

BY:	Keyport Life Insurance Company
(Depositor)

BY:	/s/ Robert C. Salipante
Robert C. Salipante
President

Attest:	/s/ Edward M. Shea
Edward M. Shea
Assistant Vice President
and Senior Counsel

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
/s/ James C. Baillie*	/s/ Robert C. Salipante	April 28, 2003
James C. Baillie	Robert C. Salipante	Date
Director	President
(Principal Executive Officer)

/s/ David D. Horn*
David D. Horn	/s/ Davey S. Scoon	April 28, 2003
Director	Davey S. Scoon	Date
Vice President, Chief Administrative and
Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

/s/ James A. McNulty, III*
James A. McNulty, III
Director

/s/ C. James Prieur*
C. James Prieur
Director

/s/ S. Caesar Raboy*
S. Caesar Raboy
Director

/s/ Robert C. Salipante
Robert C. Salipante
Director

/s/ Donald A. Stewart*
Donald A. Stewart
Director

/s/ William W. Stinson*
William W. Stinson
Director

*BY:	/s/ Edward M. Shea	April 28, 2003
	Edward M. Shea	Date
Attorney-in-Fact

* has signed this document on the indicated date on behalf of the above Directors of the Depositor pursuant to powers of attorney duly executed by such persons and incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement (File No. 333-1043) filed on or about February 26, 2002.

EXHIBIT INDEX

Item		Page

(10)	Consents of Independent Auditors

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